Exhibit 1.1

Form of Underwriting Agreement

Baidu.com, Inc.

3,699,935 American Depositary Shares

Representing

3,699,935 Class A Ordinary Shares

(Par Value US$0.00005 Per Share)

Underwriting Agreement

August      , 2005

Goldman Sachs (Asia) L.L.C.

68th Floor, Cheung Kong Center,

2 Queen’s Road Central,

Hong Kong

Credit Suisse First Boston LLC

Eleven Madison Avenue,

New York, N.Y. 10010-3629

As Representatives of the several Underwriters

named in Schedule I hereto,

Ladies and Gentlemen:

Baidu.com, Inc., a company incorporated in the Cayman Islands (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of 2,608,696 American Depositary Shares (“ADSs”) representing 2,608,696 Class A ordinary shares, par value US$0.00005 per share (the “Ordinary Shares”), of the Company and, at the election of the Underwriters, up to 391,304 additional ADSs representing 391,304 Ordinary Shares of the Company. The shareholders of the Company named in Schedule II hereto (the “Selling Shareholders”) propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 1,091,239 ADSs representing 1,091,239 Ordinary Shares and, at the election of the Underwriters, up to 121,448 additional ADSs representing 121,448 Ordinary Shares. The aggregate of 3,699,935 ADSs representing 3,699,935 Ordinary Shares to be sold by the Company and the Selling Shareholders is herein called the “Firm ADSs”, and the aggregate of 512,752 ADSs representing 512,752 Ordinary Shares to be sold by the Company and the Selling Shareholders is herein called the “Optional ADSs”. The Firm ADSs and the Optional ADSs that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the “ADSs”. The Ordinary Shares represented by the Firm ADSs are hereinafter called the “Firm Shares” and the Ordinary Shares represented by the Optional ADSs are hereinafter called the “Optional Shares” and the Firm Shares and the Optional Shares are herein collectively called the “Shares”.

As part of the offering contemplated by this Agreement, the Representatives have agreed to reserve out of the Firm Shares purchased by the Underwriters under this Agreement, up to 391,304 Firm ADSs, representing 391,304 Ordinary Shares, for sale to the Company’s directors, officers, employees and other parties associated with the Company (collectively, “Participants”), as set forth in the Prospectus (as defined herein) under the heading “Underwriting” (the “Directed Share Program”). The Firm ADSs to be sold by the Underwriters pursuant to the Directed Share Program (the “Directed ADSs”) will be sold by the Underwriters pursuant to this Agreement at the public offering price. Any Directed ADSs not subscribed for by the end of the business day on which this Agreement is executed will be offered to the public as the Firm ADSs by the Underwriters as set forth in the Prospectus.

The ADSs are to be issued pursuant to a deposit agreement (the “Deposit Agreement”), dated as of August [4], 2005, among the Company, The Bank of New York, as depositary (the “Depositary”), and owners and beneficial owners from time to time of the American Depositary Receipts (the “ADRs”) issued by the Depositary and evidencing the ADSs. Each ADS will initially represent the right to receive one Ordinary Share deposited pursuant to the Deposit Agreement.

It is understood by all the parties that the Underwriters are offering ADSs in the United States and internationally outside of the People’s Republic of China (the “PRC”, which, for purposes of this Agreement excludes Taiwan, The Hong Kong Special Administrative Region and The Macau Special Administrative Region).

1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

(i) A registration statement on Form F-1 (File No. 333-126534) (the “Initial Registration Statement”) in respect of the Shares and the ADSs has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or to the knowledge of the Company after due inquiry, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of a final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”);

(ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

(iii) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

(iv) A registration statement on Form F-6 (File No. 333-126546) in respect of the ADSs has been filed with the Commission; such registration statement in the form heretofore delivered to you and, excluding exhibits, to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or to the knowledge of the Company after due inquiry, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “ADS Registration Statement”); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(v) A registration statement on Form 8-A (File No. 000-            ) in respect of the registration of the Shares and the ADSs under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), has been filed with the

Commission; such registration statement in the form heretofore delivered to you and, excluding exhibits, to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or to the knowledge of the Company after due inquiry threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “Form 8-A Registration Statement”); and the Form 8-A Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(vi) Each of the Company and its direct and indirect subsidiaries, including Baidu Holdings Limited, a direct wholly owned subsidiary of the Company (“Baidu Holdings”), Baidu Online Network Technology (Beijing) Co., Ltd., a direct wholly owned subsidiary of Baidu Holdings (“Baidu Online”), Baidu (China) Co., Ltd. (“Baidu China”) and Beijing Baidu Netcom Science and Technology Co., Ltd. (“Baidu Netcom”) (Baidu Holdings, Baidu Online and Baidu China are collectively referred to as the “Subsidiaries” and each a “Subsidiary”), has not sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock, short-term debt or long-term debt of the Company or any of its Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, business, financial position, shareholders’ equity, results of operations or prospects (a “Material Adverse Effect”) of the Company and its Subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

(vii) Neither the Company nor any of the Subsidiaries owns any real property; each of the Company and its Subsidiaries has good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease by each of the Company and its Subsidiaries are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by each of the Company and its Subsidiaries;

(viii) The Company has been duly incorporated and is validly existing as a company in good standing under the laws of the Cayman Islands, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with power and authority (corporate or other) to own, lease and operate its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

(ix) Baidu Online has the legal right, power and authority (corporate and other) to enter into and perform its obligations under each of the agreements described under the caption “Corporate Structure–Contractual Arrangements with Baidu Netcom and its Shareholders” in the Prospectus and filed as Exhibits 99.2 through 99.11 to the Registration Statement (collectively, the “Restructuring Agreements”) to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of, and has authorized, executed and delivered, each of the Restructuring Agreements to which it is a party; and each of the Restructuring Agreements to which Baidu Online is a party constitutes a valid and legally binding obligation of Baidu Online, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(x) Except as set forth in the Prospectus, neither Baidu Online nor Baidu Netcom owns or leases properties or conducts any business outside of the PRC and Baidu Netcom does not need to be duly qualified as a foreign corporation for the transaction of business under the laws of any jurisdiction in which it is not now so qualified;

(xi) Baidu Netcom has the legal right, power and authority (corporate and other) to enter into and perform its obligations under each of the Restructuring Agreements to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of, and has authorized, executed and delivered, each of the Restructuring Agreements to which it is a party; and each of the Restructuring Agreements to which Baidu Netcom is a party constitutes a valid and legally binding obligation of Baidu Netcom, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(xii) The execution and delivery by Baidu Online of, and the performance by Baidu Online of its obligations under, each of the Restructuring Agreements to which it is a party and the consummation by Baidu Online of the transactions contemplated therein will not: (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Baidu Online is a party or by which Baidu Online is bound or to which any of the properties or assets of Baidu Online is subject; (B) result in any violation of the provisions of the articles of association or business license of Baidu Online; and (C) will not result in any violation of any laws, regulations, rules, orders, decrees, guidelines or notices of the PRC, except that, with respect to (A) and (C), such conflict, breach or violation would not reasonably be expected to have a Material Adverse Effect on Baidu Online;

(xiii) The execution and delivery by Baidu Netcom of, and the performance by Baidu Netcom of its obligations under, each of the Restructuring Agreements to which it is a party and the consummation by Baidu Netcom of the transactions contemplated therein will not: (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Baidu Netcom is a party or by which Baidu Netcom is bound or to which any of the properties or assets of Baidu Netcom is subject; (B) result in any violation of the provisions of the articles of association or business license of Baidu Netcom; and (C) will not result in any violation of any laws, regulations, rules, orders, decrees, guidelines or notices of the PRC, except that, with respect to (A) and (C), such conflict, breach or violation would not reasonably be expected to have a Material Adverse Effect on Baidu Netcom;

(xiv) Each of the Restructuring Agreements is in proper legal form under the laws of the PRC for the enforcement thereof against either Baidu Online or Baidu Netcom, as the case may be, in the PRC without further action by Baidu Online or Baidu Netcom, as the case may be; and to ensure the legality, validity, enforceability or admissibility in evidence of each of the Restructuring Agreements in the PRC, it is not necessary that any such document be filed or recorded with any court or other authority in the PRC or that any stamp or similar tax be paid on or in respect of any of the Restructuring Agreements;

(xv) Each of the Company and its Subsidiaries has all necessary licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all governmental agencies to own, lease, license and use their properties, assets and conduct their business in the manner described in the Prospectus, except that the failure to have any such license, franchise, concession, consent, authorization, approval, order, certificate and permit would not reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries; and such licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates or permits contain no restrictions or conditions not described in the Prospectus, except that such restrictions or conditions would not reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries; none of the Company or any of its Subsidiaries has a reasonable basis to believe that any regulatory body is considering modifying, suspending or revoking any such licenses, consents, authorizations, approvals, orders, certificates or permits and the Company and each of its Subsidiaries are in compliance with the provisions of all such licenses, franchises, consents, authorizations, approvals, orders, certificates or permits in all material respects;

(xvi) The properties and assets of Baidu Online are adequately insured against all such risks as are normally insured by persons carrying on similar businesses in the PRC, and such insurance includes all the insurance which Baidu Online is required under terms of any lease or any contract in respect of any of its properties to undertake and such insurance are in full force and effect; there are no circumstances which would reasonably be expected to render any of such insurance void or voidable; there is no material insurance claim made by or against the Company or any of its Subsidiaries, pending, threatened or outstanding and no facts or circumstances exist which would reasonably be expected to give rise to any such claim and all due premiums in respect thereof have been paid;

(xvii) Except as disclosed in the Prospectus, none of the Company or any of its Subsidiaries is (A) in breach of or in default under any laws, regulations, rules, orders, decrees, guidelines or notices in the PRC, the Cayman Islands, the British Virgin Islands (the “BVI”), (B) in breach of or in default under any approval, consent, waiver, authorization, exemption, permission, endorsement or license granted by any court or governmental agency or body of any stock exchange authorities (“Governmental Agency”) in the PRC, the Cayman Islands, the BVI, (C) in violation of its constituent documents or (D) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except that, with respect to (A) and (D), the existence of such breach or default would not reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries;

(xviii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description of the Ordinary Shares contained in the Prospectus; and except as disclosed in the Prospectus, all of the issued shares of capital stock or registered capital of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; the holders of the outstanding Ordinary Shares are not entitled to preemptive or other rights to acquire the Shares or the ADSs; except as disclosed in the Prospectus, there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, the Ordinary Shares or any other class of capital stock of the Company; the Shares, when issued and delivered against payment thereof, may be freely deposited by the Company and the Selling Shareholders with the Depositary against issuance of ADRs evidencing ADSs; the ADSs, when issued and delivered against payment thereof, will be freely transferable by the Company and the Selling Shareholders to or for the account of the several Underwriters and (to the extent described in the Prospectus) the initial purchasers thereof; and there are no restrictions on subsequent transfers of the ADSs under the laws of the Cayman Islands, the PRC or the United States except as described in the Prospectus under “Description of Share Capital”, “Description of American Depositary Shares” and “Shares Eligible for Future Sales”;

(xix) The Shares to be issued underlying the ADSs to be sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment thereof as provided herein, will be duly and validly authorized and issued and fully paid and non-assessable and will conform in all material respects to the description of the Ordinary Shares contained in the Prospectus;

(xx) All of the outstanding shares of Series A, Series B and Series C Preferred Stock of the Company (collectively, the “Preferred Stock”) conform in all material respects to the descriptions thereof contained in the Prospectus; and prior to or concurrently with the First Time of Delivery (as defined in Section 4 hereof), all of the shares of the Preferred Stock will be converted into Ordinary Shares and all such Ordinary Shares will be duly and validly authorized and issued and fully paid and non-assessable;

(xxi) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement, the ADS Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

(xxii) This Agreement has been duly authorized, executed and delivered by the Company;

(xxiii) The Deposit Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; upon execution and delivery by the Depositary of ADRs evidencing ADSs and the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Prospectus;

(xxiv) Neither the Company nor any of its Subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect on the Company and the Subsidiaries; and the Company is not aware of any pending investigation which might lead to such a claim;

(xxv) All dividends and other distributions declared and payable on the Ordinary Shares of the Company may under the current laws and regulations of the Cayman Islands be paid to the Depositary in U.S. dollars or any other currency that may be converted into foreign currency, which may be freely transferred out of the Cayman Islands, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and without the necessity of obtaining any consents, approvals, authorizations, permissions, orders, registrations, filings, exemptions, waivers, endorsements, license, annual inspections, clearances and qualifications of a Governmental Agency having jurisdiction over the Company or any of its Subsidiaries or any of their properties or any stock exchange authorities (hereinafter referred to as “Governmental Authorizations”) in the Cayman Islands;

(xxvi) All dividends and other distributions declared and payable on the shares in the capital of Baidu Holdings may under the current laws and regulations of the BVI be paid to the Company, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the BVI and are otherwise free and clear of any other tax, withholding or deduction in the BVI and without the necessity of obtaining any Governmental Authorization in the BVI;

(xxvii) Except as disclosed in the Prospectus, dividends declared with respect to after-tax retained earnings on the equity interests of Baidu Online may under the current laws and regulations of the PRC (which are subject to change, possibly with retroactive effect) be paid to Baidu Holdings in U.S. dollars subject to the successful completion of PRC formalities required for such remittances and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any Governmental Authorization in the PRC;

(xxviii) The issue and sale of the Shares to be sold by the Company hereunder and the deposit of the Shares being deposited with the Depositary against issuance of the ADRs evidencing the ADSs and the compliance by the Company with all of the provisions of this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (B) result in any violation of the provisions of the articles of association, business license or other constituent documents of the Company or any of its Subsidiaries or (C) result in any violation of any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of its Subsidiaries or any of their properties, except that, with respect to (A) above, such conflict or violation that would not reasonably be expected to materially impair the ability of the Company to consummate the transactions contemplated herein and the Deposit Agreement; and no consent, approval, authorization, order, registration or qualification of or with any such Governmental Agency is required for the issue and sale of the Shares or the ADSs, for the deposit of the Shares being deposited with the Depositary against issuance of ADRs evidencing the ADSs to be delivered or the consummation by the Company of the transactions contemplated by this Agreement and the Deposit Agreement, except (x) the registration under the Act and the Exchange Act of the Shares and the ADSs and approval of the ADSs for quotation on the National Association of Securities Dealers Automated Quotations National Market System (“Nasdaq”), (y) such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to you and (z) such Governmental Authorizations as may be required under state securities or Blue Sky laws or any laws of jurisdictions outside the Cayman Islands, the BVI and the United States in connection with the purchase and distribution of the Shares and ADSs by or for the respective account of the several Underwriters;

(xxix) ADSs have been approved for quotation on Nasdaq, subject to notice of issuance;

(xxx) None of the Company or any of its Subsidiaries is engaged in any trading activities involving commodity contracts or other trading contracts which are not currently traded on a securities or commodities exchange and for which the market value cannot be determined;

(xxxi) Other than as set forth in the Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the Cayman Islands, the BVI or the PRC, or any political subdivision or taxing authority thereof or therein in connection with (A) the deposit with the Depositary of Shares by the Company and the Selling Shareholders against the issuance of ADRs evidencing ADSs, (B) the sale and delivery by the Company and the Selling Shareholders of the Shares and the ADSs to or for the respective accounts of the several Underwriters or (C) the sale and delivery outside the Cayman Islands by the several Underwriters of the Shares and ADSs to the initial purchasers thereof in the manner contemplated by this Agreement;

(xxxii) Neither the Company nor any of its Subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and ADSs;

(xxxiii) The statements set forth in the Prospectus under the captions “Description of Share Capital” and “Description of American Depositary Shares”, insofar as they purport to constitute a summary of the terms of the Ordinary Shares and the ADSs, respectively, and under the captions “Taxation” and “Underwriting”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

(xxxiv) Other than as set forth in the Prospectus, there are no legal, arbitration or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect on the Company and the Subsidiaries; and, to the best of the Company’s knowledge after due inquiries, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

(xxxv) The statements set forth in the Prospectus under the caption “Business—Legal Proceedings”, insofar as they purport to summarize the facts and status of pending or threatened legal proceedings involving the Company or its Subsidiaries, are true and accurate in all material respects, and nothing has been omitted from such statements which would make the same misleading in any material respect;

(xxxvi) The Company has not sold, issued or distributed any shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or Regulation S of, the Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants;

(xxxvii) The Company is not, and after giving effect to the offering and sale of the ADSs and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(xxxviii) The Company is a “foreign private issuer” within the meaning of Rule 405 under the Act;

(xxxix) Each of this Agreement and the Deposit Agreement is in proper form to be enforceable against the Company in the Cayman Islands in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the Cayman Islands or that any stamp or similar tax in the Cayman Islands be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder;

(xl) The Registration Statement, the Prospectus, the ADS Registration Statement and the Form 8-A Registration Statement and the filing of the Registration Statement, the Prospectus, the ADS Registration Statement and the Form 8-A Registration Statement with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement, the ADS Registration Statement and the Form 8-A Registration Statement have been duly executed pursuant to such authorization by and on behalf of the Company;

(xli) Except as disclosed in the Prospectus, (A) each of the Company and its Subsidiaries owns, possesses, licenses or has other rights to use the patents and patent applications, copyrights, trademarks, service marks, trade names, Internet domain names, technology, know-how (including trade secrets and other unpatented and/or unpatentable proprietary rights) and other intellectual property necessary or used in any material respect to conduct its business in the manner in which it is being conducted and in the manner in which it is contemplated as set forth in the Prospectus (collectively, the “Intellectual Property”); (B) none of the material copyrights owned or licensed by the Company or any of its Subsidiaries is unenforceable or invalid; (C) neither the Company nor any of its Subsidiaries has received any notice of infringement, violation or conflict with (and none of the Company or any of its Subsidiaries knows of any basis for infringement, violation or conflict with) rights of others with respect to the Intellectual Property that would reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole; (D) there are no pending or, to the best of the knowledge of the Company or any of its Subsidiaries after due and reasonably inquiries, threatened actions, suits, proceedings or claims by others that allege the Company or any of its Subsidiaries is infringing any Intellectual Property that would reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole; (E) the discoveries, inventions, products or processes of the Company and its Subsidiaries referenced in the Prospectus do not, to the best of the knowledge of the Company or any of its Subsidiaries after due and reasonable inquiries, violate or conflict with any Intellectual Property of any third person; (F) the Company and its Subsidiaries are not in breach of, and have complied in all material respects with all terms of, any license or other agreement relating to the Intellectual Property; to the extent the Intellectual Property is sublicensed to the Company or any of its Subsidiaries by a third-party, such sublicensed rights shall continue in full force and effect if the principal third party license terminates for any reason; and (G) there are no contracts or other documents related to the Intellectual Property required to be described in or filed as an exhibit to the Prospectus other than those described in or filed as an exhibit to the Prospectus;

(xlii) Based on a patent search in the PRC on (A) “search engine technology”, (B) “pay-for-performance billing systems”, (C) “pay-for-performance service system”, (D) “link-analysis and relevance ranking technology”, (E) “web crawling techniques”, (F) “anti-spamming technology”, (G) “contextual promotion”, (H) “word segmentation” and (I) “query-based search communities”, the claims described in the issued patents do not relate to technologies utilized by the Company; the terms set forth in (A) to (I) above are all the technologies, products, services and processes material to the Company and no other technologies, products, services and processes material to the Company’s business need to be described or disclosed in the Prospectus;

(xliii) The Company’s Pay-for-Performance (“P4P”) platform, as described in the Prospectus, is not patentable under PRC patent laws and no patents relating to a P4P platform has been issued in the PRC; P4P is not classified as a form of advertising in the PRC, and no Governmental Authorization relating to advertising is required for the Company to operate its P4P business;

(xliv) Baidu Netcom is a search engine company providing algorithm-generated links to third-party websites that host information and data files (including MP3 music files) in response to user search queries and does not edit, select, compile and/or otherwise process its search results, except as set forth in the Prospectus;

(xlv) The Company’s Baidu Movie Search service is conducted in compliance with the applicable copyright and intellectual property laws in the PRC and the United States and all other applicable jurisdictions, except for, with respect to jurisdictions other than the PRC and the United States, such non-compliance would not reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries; and except as disclosed in the Prospectus, the Company’s Baidu Movie Search service does not, to the best of the Company’s knowledge after due inquiries, infringe upon the rights of third parties, either directly or indirectly.

(xlvi) The Company’s MP3 search service is conducted in compliance with the applicable copyright and intellectual property laws in the PRC and the United States and all other applicable jurisdictions, except for, with respect to jurisdictions other than the PRC and the United States, such non-compliance would not reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries; and except as disclosed in the Prospectus, the Company’s MP3 search service does not, to the best of the Company’s knowledge after due inquiries, infringe upon the rights of third parties, either directly or indirectly;

(xlvii) The Company does not offer products or services (including the MP3 search service) with the object of promoting the use of such products or services to infringe copyright;

(xlviii) The Company does not expect to be a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, for its taxable year ending December 31, 2005, and has no plan or intention to conduct its business in a manner that would be reasonably expected to result in the Company becoming a PFIC in the future under current laws and regulations;

(xlix) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

(l) Neither the Company nor any of its directors, officers, agents, employees or affiliates is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

(li) Ernst & Young, who have certified certain consolidated financial statements of the Company, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

(lii) Except as disclosed in the Prospectus, no material indebtedness (actual or contingent) and no material contract or arrangement is outstanding between the Company or any of its Subsidiaries and any director or executive officer of the Company or any of its Subsidiaries or any person connected with such director or executive officer (including his/her spouse, infant children, any company or undertaking in which he/she holds a controlling interest); there are no material relationships or transactions between the Company or any of its Subsidiaries on the one hand and its affiliates, officers and directors or their shareholders, customers or suppliers on the other hand which, although required to be disclosed, are not disclosed in the Prospectus;

(liii) The Company’s internal control over financial reporting is effective and the Company is not aware of (A) any material weaknesses in its internal control over financial reporting or (B) change in the Company’s internal control over financial reporting that has materially adversely affected, or is reasonably likely to materially adversely affect, the Company’s internal control over financial reporting;

(liv) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States (“US GAAP”); (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate actions are taken with respect to any differences; and (E) the Company has made and kept books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of such entity and provide a sufficient basis for the preparation of financial statements in accordance with US GAAP;

(lv) Since the date of the latest audited financial statements included in the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially adversely affected, or is reasonably likely to materially adversely affect, the Company’s internal control over financial reporting;

(Ivi) Solely to the extent that the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) is applicable to the Company, there is no failure on the part of the Company to comply in all material respects with any provision of the Sarbanes-Oxley Act and the applicable rules and regulations promulgated in connection therewith; the Company’s internal controls over financial reporting will be sufficient to enable the Company’s principal executive officer and principal financial officer to satisfy, in a timely manner, their respective certification obligations under Section 302, of the Sarbanes-Oxley Act in connection with the Company’s first annual report on Form 20-F to be filed with the Commission by June 30, 2006;

(lvii) Except as disclosed in the Prospectus, the Company has no material obligation to provide retirement, death or disability benefits to any of the present or past employees of the Company or any of its Subsidiaries, or to any other person;

(lviii) No material labor dispute, work stoppage, slow down or other conflict with the employees of the Company or any of its Subsidiaries exists or is threatened;

(lix) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies” in the Prospectus truly, accurately and completely in all material respects describes: (A) accounting policies which the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and which require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”); (B) judgments and uncertainties affecting the application of Critical Accounting Policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions; and the Company’s board of directors and management have reviewed and agreed with the selection, application and disclosure of Critical Accounting Policies and have consulted with its legal advisers and independent accountants with regard to such disclosure;

(lx) Since the date of the latest audited financial statements included in the Prospectus, none of the Company or any of its Subsidiaries has: (A) entered into or assumed any contract, (B) incurred or agreed to incur any liability (including any contingent liability) or other obligation, (C) acquired or disposed of or agreed to acquire or dispose of any business or any other asset or (D) assumed or acquired or agreed to assume or acquire any liabilities (including contingent liabilities), that would, in the case of any of clauses (A) through (D) above, be material to the Company and its Subsidiaries taken as a whole, and that are not otherwise described in the Prospectus;

(lxi) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in the Prospectus accurately and fully describes: (A) all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur; (B) all off-balance sheet transactions, arrangements and obligations, including, without limitation, relationships with unconsolidated entities that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company or its Subsidiaries, such as structured finance entities and special purpose entities (collectively, “off-balance sheet arrangements”) that are reasonably likely to have a material effect on the liquidity of the Company or its Subsidiaries or the availability thereof or the requirements of the Company or its Subsidiaries for capital resources; and (C) all factors that are reasonably likely to affect the ability of the Company or its Subsidiaries to continue using off-balance sheet arrangements; and at least 10% of the startup equity of each of the Company’s and its Subsidiaries’ special purpose entities are funded by independent investors, and neither the Company nor any of its Subsidiaries have any obligations with respect to such portion of the startup equity funded by such independent investors;

(lxii) Except as disclosed in the Prospectus, none of the Company or any of its Subsidiaries is engaged in any material transactions with its directors, officers, management, shareholders, or any other affiliate, including any person who formerly held a position as directors, officers, managers and/or shareholders, on terms that are not available from unrelated third parties on an arm’s-length basis;

(lxiii) No holder of any of the Shares or the ADSs after the consummation of the transactions contemplated by this Agreement or the Deposit Agreement is or will be subject to any liability in respect of any liability of the Company by virtue of its holding of any such Shares or ADSs; except as disclosed in the Prospectus, there are no limitations on the rights of holders of the Shares or the ADSs to hold, vote or transfer their securities;

(lxiv) The descriptions of the acquisition of the domain name www.hao123.com (“Hao123”) and the distribution business of Shanghai Qilang Science and Technology Co., Ltd, (“Qilang”) by Baidu Online (the “Acquisitions”) set forth in the Prospectus under the captions “Risk Factor – Risk Relating to Our Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” are true and correct in all material respects;

(lxv) Each of the documents or agreements executed by Baidu Online in connection with the Acquisitions (collectively, the “Acquisitions Documents”) has been duly authorized, executed and delivered by or on behalf of Baidu Online, and constitutes a valid and legally binding agreement of Baidu Online, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(lxvi) The Acquisitions and the execution, delivery and performance of the Acquisitions Documents do not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Baidu Online or by which Baidu Online is bound or to which any of the property or assets of Baidu Online is subject, (B) result in any violation of the provisions of the articles of association, business license or other constituent documents of Baidu Online or (C) result in any violation of any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over Baidu Online, except that, with respect to (A), such conflict, breach or violation would not reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries;

(lxvii) All consents, approvals authorizations, orders, registrations and qualifications required in connection with the Acquisitions and the execution, delivery and performance of the Acquisitions Documents have been made or unconditionally obtained in writing, except that failure to obtain such consent, approval, authorization, order, registration or qualification, or to perform the Acquisition Documents, would not reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries; and no such consent, approval, authorization, order, registration or qualification has been withdrawn or is subject to any condition precedent which has not been fulfilled or performed, which would reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries;

(lxviii) The audited consolidated annual financial statements and the notes thereto included in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Act and the Exchange Act, and present fairly and accurately in all material respects the financial position of the Company and the Subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with the US GAAP applied on a consistent basis throughout the periods covered thereby;

(lxix) The unaudited consolidated interim financial statements as of and for the quarter ended March 31, 2004 and 2005, respectively, and the related notes thereto included in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Act and the Exchange Act, and present fairly and accurately in all material respects the financial position of the Company and its Subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with the US GAAP applied on a consistent basis throughout the periods covered thereby; the unaudited consolidated interim financial statements as of and for the period ended March 31, 2004 and 2005, respectively, have been reviewed by the Company’s independent accountants in accordance with Statement of Auditing Standards No. 100; the Company is not required to include in the Registration Statement and the Prospectus financial statements (including pro forma financial statements) relating to the Acquisitions pursuant to Rule 3-05 and Article 11 of Regulation S-X or otherwise;

(lxx) Under the laws of the Cayman Islands, no holder of ADRs evidencing ADSs issued pursuant to the Deposit Agreement shall be entitled, except under the terms of the Deposit Agreement, to seek enforcement of its rights through the Depositary or its nominee registered as representative of the holders of the ADRs in a direct suit, action or proceeding against the Company;

(lxxi) All amounts payable by the Company under this Agreement shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the Cayman Islands or any authority thereof or therein, nor are any taxes imposed in the Cayman Islands on, or by virtue of the execution or delivery of, such documents;

(lxxii) All returns, reports or filings which ought to have been made by or in respect of the Company and its Subsidiaries for taxation purposes as required by the law of the jurisdictions where the Company and its Subsidiaries are incorporated, manage or engage in business have been made and all such returns are correct in all material respects, and are not the subject of any dispute with the relevant revenue or other appropriate authorities except as may be being contested in good faith and by appropriate proceedings; the provisions included in the audited consolidated financial statements as set out in the Prospectus included appropriate provisions required under US GAAP for all taxation in respect of accounting periods ended on or before the accounting reference date to which such audited accounts relate for which the Company or any of its Subsidiaries was then or might reasonably be expected thereafter to become or has become liable; and none of the Company or any of its Subsidiaries has received notice of any tax deficiency with respect to the Company or any of its Subsidiaries;

(lxxiii) The Company has provided or made available to you true, correct, and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly of indirectly, by the Company or any of its Subsidiaries to any director or executive officer of the Company; and since December 31, 2004, the Company has not, directly or indirectly, including through any of its Subsidiaries: (A) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (B) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on December 31, 2004, in either case, that (x) is outstanding on the date hereof and (y) constitutes a violation of any applicable law or regulation;

(lxxiv) Any statistical, industry-related and market-related data included in the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate, and such data agree with the sources from which they are derived, and the Company has obtained the written consent for the use of such data from such sources to the extent required;

(lxxv) The application of the net proceeds from the offering of ADSs, as described in the Prospectus, will not contravene any provision of any current and applicable laws or the current constitutive documents of the Company or any of its Subsidiaries or contravene the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument currently binding upon the Company or any of its Subsidiaries or any Governmental Authorization applicable to any of the Company or its Subsidiaries;

(lxxvi) Except as may be provided herein and as disclosed in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the issuance and sale of the ADSs;

(lxxvii) Except as disclosed in the Prospectus, under the laws of the Cayman Islands, the courts of the Cayman Islands recognize and give effect to the choice of law provisions set forth in Section 17 hereof and will enforce judgments of U.S. courts obtained against the Company in connection with this Agreement; except as disclosed in the Prospectus, under the laws of the PRC, the choice of law provisions set forth in Section l7 hereof will be recognized by the courts of the PRC and any judgment obtained in a New York court arising out of or in relation to the obligations of the Company under this Agreement will be recognized in PRC courts subject to the applicable provisions of the Civil Procedure Law of the PRC relating to the enforceability of foreign judgments;

(lxxviii) To the knowledge of the Company and its Subsidiaries after due inquiries, none of the Company or any of its Subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to a political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, payoff, influence payment, kickback or other unlawful payment or rebate;

(lxxix) Each of Robin Yanhong Li and Eric Yong Xu is a citizen of the PRC, and no application is pending in any other jurisdiction by him or on his behalf for naturalization or citizenship;

(lxxx) The descriptions of the events and transactions set forth in the Prospectus under the captions “Corporate Structure” and “Related Party Transactions” are true, accurate, and complete in all material respects;

(lxxxi) The Restructuring does not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, (B) result in any violation of the provisions of the articles of association, business license or other constituent documents of the Company or any of the Subsidiaries or (C) result in any violation of any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of the Subsidiaries or any of their properties, except that in the case of (A) and (C), such breach or violation would not reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries;

(lxxxii) All consents, approvals, authorizations, orders, registrations and qualifications required in connection with the Restructuring have been made or unconditionally obtained in writing except that failure to obtain such consent, approval, authorization, order registration or qualification would not reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries; and no such consent, approval, authorization, order, registration or qualification has been withdrawn or is subject to any condition precedent which has not been fulfilled or performed, which would reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries;

(lxxxiii) Neither the Company nor any of its Subsidiaries has entered into any memorandum of understanding, letter of intent, definitive agreement or any similar agreements with respect to a merger or consolidation or a material acquisition or disposition of assets, technologies, business units or businesses;

(lxxxiv) (A) the Registration Statement, the Prospectus and any Preliminary Prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus or any Preliminary Prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and (B) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities law and regulations of foreign jurisdictions in which the Directed ADSs are offered outside the United States;

(lxxxv) The Company has not offered, or caused the Underwriters to offer, any offered Directed ADSs to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (A) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company or (B) a trade journalist or publication to write or publish favorable information about the Company or its products or services; and

(lxxxvii) The Company has entered into a side letter agreement (the “Depositary Letter”) with the Depositary instructing the Depositary, for a period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus covering the public offering of the ADSs (the “Lock-Up Period”), not to accept any shareholder’s deposit of any Ordinary Shares in the Company’s ADR facility or issue any new ADRs evidencing the ADSs to any shareholder or any third party subject to the exceptions stated in the side letter agreement or further instructions by the Company; the Company has agreed that it will not release the Depositary from the obligations set forth in, or otherwise amend, terminate or fail to enforce, this side letter agreement during the Lock-Up Period.

(b) Each of the Selling Shareholders severally represents and warrants as to and in respect of himself to, and agrees with, each of the Underwriters and the Company that:

(i) Such Selling Shareholder, if an entity, has been duly organized and is validly existing as a company or a limited partnership, as the case may be, in good standing in its jurisdiction of formation;

(ii) All Governmental Authorizations required for the deposit of the Shares being deposited by such Selling Shareholder with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at each Time of Delivery (as defined in Section 4 hereof), for the sale and delivery of the Shares and the ADSs to be sold by such Selling Shareholder under this Agreement and for the execution and delivery by such Selling Shareholder of this Agreement, the Power of Attorney (as hereinafter defined) and the Custody Agreement (as hereinafter defined), and for the sale and delivery of the Shares to be sold by such Selling Shareholder under this Agreement, have been obtained; and such Selling Shareholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder under this Agreement;

(iii) Certificates in negotiable form representing all of the Shares to be sold by such Selling Shareholder under this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody under a Custody Agreement (the “Custody Agreement”), in the form heretofore furnished to you, duly executed and delivered by such Selling Shareholder to the Company (acting in the capacity as a custodian under the Custody Agreement), as custodian (the “Custodian”) with irrevocable conditional instructions to deliver such Shares to the Underwriters pursuant to this Agreement, and such Selling Shareholder has duly executed and delivered a Power of Attorney (the “Power of Attorney”), in the form heretofore furnished to you, appointing the persons indicated in Schedule II hereto, and each of them, as such Selling Shareholder’s attorneys-in-fact (the “Attorneys-in-Fact”) with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder, to accept payment therefor and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement;

(iv) Upon payment to the Selling Shareholder for the Shares to be sold to the Underwriters by such Selling Shareholder pursuant to this Agreement, registration of such Shares in the form of ADSs in the name of Cede & Co. or such other nominee as DTC may designate and the crediting of such ADSs on the books of DTC to securities accounts of the Underwriters, without DTC nor any Underwriter having notice of any “adverse claim” to such ADSs within the meaning of Section 8-105 of the UCC, (A) DTC shall be a “protected purchaser” of such ADSs within the meaning of Section 8-303 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”), (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such ADSs and (C) no action based on any “adverse claim” (within the meaning of Section 8-102 of the UCC) to such ADSs may be asserted against the Underwriters with respect to such security entitlement;

(v) The sale of the ADSs to be sold by such Selling Shareholder hereunder, the deposit of the Shares by such Selling Shareholder with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered by such Selling Shareholder at each Time of Delivery (as defined in Section 4 hereof) and the execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, (B) result in any violation of the provisions of the articles of association, partnership agreement, business license or other constituent documents of such Selling Shareholder if such Selling Shareholder is an entity or (C) result in any violation of any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder, except that, in case of (A), such conflict, breach, violation or default would not materially impair the ability of such Selling Shareholder to consummate the transactions contemplated in this Agreement;

(vi) Such Selling Shareholder has, and immediately prior to each Time of Delivery such Selling Shareholder will have, good and valid title to the Shares to be represented by the ADSs to be sold by such Selling Shareholder hereunder at such Time of Delivery, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of the ADSs representing such Shares and payment therefor pursuant hereto, good and valid title to such ADSs, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

(vii) Neither such Selling Shareholder nor any of its affiliates, nor any person acting on its or their behalf has taken or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the ADSs;

(viii) To the knowledge of such Selling Shareholder after due inquiries, no order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; the Preliminary Prospectus did not contain an untrue statement of a material fact relating to such Selling Shareholder or omit to state a material fact required to be stated therein relating to such Selling Shareholder or necessary to make the statements therein relating to such Selling Shareholder, in the light of the circumstances under which they were made, not misleading;

(ix) To the knowledge of such Selling Shareholder after due inquiries, the Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; the Registration Statement and the Prospectus, do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact relating to such Selling Shareholder or omit to state a material fact required to be stated therein relating to such Selling Shareholder or necessary to make the statements therein relating to such Selling Shareholder not misleading;

(x) In the case of a Selling Shareholder who is a natural person and also an executive officer or a director of the Company, (A) such Selling Shareholder has reviewed the Registration Statement and the representations and warranties of the Company contained in Section 1(a) hereof and has no reason to believe that such representations and warranties are not true or correct in all material respects and (B) the sale of the ADSs by such Selling Shareholder pursuant hereto is not prompted by any information concerning the Company or any of its Subsidiaries which is not set forth in the Prospectus or any supplement thereto;

(xi) To the knowledge of such Selling Shareholder after due inquiries, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the Cayman Islands, the BVI or the PRC, or any political subdivision or taxing authority thereof or therein, in connection with (A) the deposit with the Depositary of the Shares by such Selling Shareholder against the issuance of ADRs evidencing the ADSs to be sold by such Selling Shareholder, (B) the sale and delivery by such Selling Shareholder of the Shares and the ADSs to be sold by such Selling Shareholder to or for the respective accounts of the Underwriters or (C) the sale and delivery by the Underwriters of the Shares and such ADSs to the initial purchasers thereof in the manner contemplated by this Agreement;

(xii) All amounts payable by such Selling Shareholder under this Agreement shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the Cayman Islands, the BVI or the PRC (except such income taxes as may be imposed by the Cayman Islands, the BVI or the PRC on payments hereunder to the Underwriter whose net income is subject to tax by the Cayman Islands, the BVI or the PRC or withholding, if any, with respect to any such income tax) or any authority thereof or therein except as described in the Prospectus nor are any taxes imposed in the Cayman Islands, the BVI or the PRC on, or by virtue of the execution or delivery of, such documents;

(xiii) This Agreement has been duly authorized, executed and delivered by such Selling Shareholder, and is enforceable against such Selling Shareholder in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands, the BVI or the PRC of this Agreement, it is not necessary that this Agreement be filed or recorded with any court or other authority in the Cayman Islands, the BVI or the PRC or that any stamp or similar tax in the Cayman Islands, the BVI or the PRC be paid on or in respect of this Agreement or any other documents to be furnished hereunder;

(xiv) Other than this Agreement, there are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the offer and sale of the Shares and the ADSs;

(xv) The Shares represented by the certificates to be held in custody for such Selling Shareholder by the Custodian for the Depositary pursuant to the Custody Agreement and the Power of Attorney are subject to the interests of the Underwriters under this Agreement; the arrangements made by such Selling Shareholder for such custody and the appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney are to that extent irrevocable; the obligations of such Selling Shareholder under this Agreement shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; and if any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of such Selling Shareholder in accordance with the terms and conditions of this Agreement, the Custody Agreement and the Power of Attorney and actions taken by the Attorneys-in-Fact pursuant to the Power of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event; and

(xvi) In order to document the Underwriters’ compliance with the reporting and withholding provisions of U.S. federal income tax law with respect to the transactions herein contemplated, such Selling Shareholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-8BEN or (or other applicable form or statement specified by Treasury Department regulations).

(c) Each of Robin Yanhong Li (the “Covered Person”) and Eric Yong Xu (together with the “Covered Person”, the “Controlling Shareholders”) severally represents and warrants with respect to himself to, and agrees with, each of the Underwriters and the Company that:

(i) Each of the Restructuring Agreements to which such Controlling Shareholder is a party has been duly authorized, executed and delivered by such Controlling Shareholder, and constitutes a valid and legally binding obligation of such Controlling Shareholder, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(ii) The execution and delivery by such Controlling Shareholder of, and the performance by such Controlling Shareholder of his obligations under, each of the Restructuring Agreements to which such Controlling Shareholder is a party and the consummation by such Controlling Shareholder of the transactions contemplated therein will not: (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Controlling Shareholder is a party or by which such Controlling Shareholder is bound or to which any of the property or assets of such Controlling Shareholder is subject or (B) result in any violation of any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over such Controlling Shareholder or any of his properties, except that, as to (A), such conflict, breach, violation or default did not materially impair the ability of such Controlling Shareholder to execute and deliver the Restructuring Agreements and will not impair his ability to perform his obligations thereunder;

(iii) Robin Yanhong Li owns 75% of, and Eric Yong Xu owns 25% of, the issued equity interests in Baidu Netcom, in each case free and clear of all liens, encumbrances, equities or claims, except as disclosed in the Prospectus; and

(iv) Each of Robin Yanhong Li and Eric Yong Xu is a citizen of the PRC, and no application is pending in any other jurisdiction by him or on his behalf for naturalization or citizenship.

(d) The Covered Person represents and warrants to the Underwriters that:

(i) To the knowledge of the Covered Person, no order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; the Preliminary Prospectus, as of the filing date thereof, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(ii) To the knowledge of the Covered Person, the Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; the Registration Statement and the Prospectus do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

2. Subject to the terms and conditions herein set forth, (a) the Company and each Selling Shareholder agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Shareholders, at a purchase price per ADS of US$            , the number of Firm ADSs (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm ADSs to be sold by the Company and each of the Selling Shareholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm ADSs to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm ADSs to be purchased by all of the Underwriters from the Company and all the Selling Shareholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional ADSs as provided below, the Company and each Selling Shareholder agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Shareholders, at the purchase price per ADS set forth in clause (a) of this Section 2, that portion of the number of Optional ADSs as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional ADSs by a fraction the numerator of which is the maximum number of Optional ADSs which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional ADSs that all of the Underwriters are entitled to purchase hereunder.

The Company and those Selling Shareholders in Schedule II hereto, hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to 512,752 Optional ADSs, at the purchase price per ADS set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm ADSs. Any such election to purchase Optional ADSs shall be made in proportion to the maximum number of Optional ADSs to be sold by the Company and each Selling Shareholder as set forth in Schedule II hereto initially with respect to the Optional ADSs to be sold by the Company and then among the Selling Shareholders in proportion to the maximum number of Optional ADSs to be sold by each Selling Shareholder as set forth in Schedule II hereto. Any such election to purchase Optional ADSs may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional ADSs to be purchased and the date on which such Optional ADSs are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company and the Selling Shareholders otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

3. Upon the authorization by you of the release of the Firm ADSs, the several Underwriters propose to offer the Firm ADSs for sale upon the terms and conditions set forth in the Prospectus.

4. (a) The ADSs to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ notice to the Company prior to a Time of Delivery (as defined below) (the “Notification Time”), shall be delivered by or on behalf of the Company to the Representatives, through the facilities of The Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company and the Selling Shareholders to the Representatives at least forty-eight hours in advance of such Time of Delivery. The Company and the Selling Shareholders will cause the certificates representing the ADSs to be made available for checking at least twenty-four hours prior to the Time of Deliver with respect thereto at the office of DTC or its designated custodian (the “Designated Office”).

The time and date of such delivery and payment shall be, with respect to the Firm ADSs, 9:30 a.m., New York City time, on [August 10], 2005 or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Optional ADSs, 9:30 a.m., New York City time, on the date specified by the Representatives in the written notice or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm ADSs is herein called the “First Time of Delivery”, such time and date for delivery of the Optional ADSs, if not the First Time of Delivery, is herein called the “Second Time of Delivery”, and each such time and date for delivery is called a “Time of Delivery”.

(b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the ADSs and any additional documents requested by the Underwriters pursuant to Section 7 hereof, will be delivered at the offices of Davis Polk & Wardwell, 18th Floor, The Hong Kong Club Building, 3A Chater Road, Central, Hong Kong (the “Closing Location”), and the ADSs will be delivered as specified in Section (a) above, all at such Time of Delivery. A meeting will be held at the Closing Location at 3:00 p.m., Hong Kong time, on the New York Business Day (as defined herein) next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5. (a) The Company agrees with each of the Underwriters:

(i) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act subsequent to the date of the Prospectus for so long as the delivery of a prospectus is required in connection with the offering or sale of the ADSs; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the ADSs for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

(ii) Promptly from time to time to take such action as you may reasonably request to qualify the ADSs for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the ADSs; provided that, in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(iii) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with printer proofs and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the ADSs and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many printer proofs and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a Prospectus in connection with sales of any of the ADSs at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many printer proofs and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(iv) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), a consolidated earnings statement of the Company and its Subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(v) During the Lock-Up Period, not to (A) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any shares of Ordinary Shares or ADSs, or any securities of the Company that are substantially similar to the Ordinary Shares or ADSs, including but not limited to any securities that are convertible into or exchangeable or exercisable for, or that represent the right to receive, any shares of Ordinary Shares or ADSs (collectively, the “Locked Securities”), (B) enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such Locked Securities, whether any of these transactions are to be settled by delivery of such Locked Securities or other securities, in cash or otherwise, or (C) publicly disclose the intention to make any offer, sale, pledge, disposition or filing, without the prior written consent of the Representatives; except for (1) the issuance of Ordinary Shares upon the conversion of convertible securities outstanding on the date hereof, (2) the issuance of securities pursuant to the Company’s 2000 option plan outstanding on the date hereof, and (3) the issuance of securities in connection with acquisitions made by the Company, provided that no more than 10% of the number of Ordinary Shares then outstanding are issued in connection with such acquisitions and provided, further, that the recipients receiving securities of the Company in connection with such acquisitions agree in writing with the Underwriters to the restrictions of this Section 5(a)(v);

(vi) During the Lock-Up Period, to cause each of its Subsidiaries not to (A) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, directly or indirectly, or cause the Company to file with the Commission a registration statement under the Act relating to any Locked Securities, (B) enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such Locked Securities, whether any of these transactions are to be settled by delivery of such Locked Securities or other securities, in cash or otherwise, or (C) publicly disclose the intention to make any offer, sale, pledge, disposition or filing, without the prior written consent of the Representatives;

(vii) During the Lock-Up Period, to use its best efforts to cause each of its (i) officers, (ii) directors, (iii) Selling Shareholders with ownership of less than 2% of the total outstanding Ordinary Shares (calculated on a fully diluted basis and assuming the exercise of all options held) immediately after the closing of the Offering, (iv) Venture TDF Technology Fund III LP, (v) China Equity International Holding Company Limited (BVI) and (vi) Swiftcurrent Offshore, Ltd. not to (A) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, directly or indirectly, or cause the Company to file with the Commission a registration statement under the Act relating to any Locked Securities, (B) enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such Locked Securities, whether any of these transactions are to be settled by delivery of such Locked Securities or other securities, in cash or otherwise, or (C) publicly disclose the intention to make any offer, sale, pledge, disposition or filing, without the prior written consent of the Representatives; except for a transfer permitted under the lock-up agreement entered into between each such person or entity with the Representatives in substantially the form attached hereto as Annex I;

(viii) Notwithstanding the restrictions contained in the preceding paragraphs (v), (vi) and (vii) in the event that either (A) during the last 17 days of the Lock-Up Period the Company issues earnings results or material news or a material event relating to the Company occurs; or (B) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Agreement shall be extended until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of the material news or event, as applicable, unless the Representatives waive, in writing, such an extension;

(ix) During the Lock-Up Period, to use its best efforts to cause each of its shareholder with ownership of 2% or more of the total outstanding Ordinary Shares (calculated on a fully diluted basis and assuming the exercise of all options held) immediately after the closing of the Offering (each a “Large Shareholder”) not to (A) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, directly or indirectly, or cause the Company to file with the Commission a registration statement under the Act relating to any Locked Securities, (B) enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such Locked Securities, whether any of these transactions are to be settled by delivery of such Locked Securities or other securities, in cash or otherwise, or (C) publicly disclose the intention to make any offer, sale, pledge, disposition or filing, without the prior written consent of the Representatives; except for a transfer permitted under the lock-up agreement entered into between each such person or entity with the Representatives in substantially the form attached hereto as Annex II; and to use its best efforts to cause each of its Large Shareholders to be subject to the same restrictions for an additional 540-day period commencing on the date of the expiration of the Lock-Up Period (the “Extended Lock-Up Period”); commencing on the date of the expiration of the Lock-Up Period and at the beginning of each 180-day period thereafter (each a “180-Day Period”) until the expiration of the Extended Lock-Up Period, 25% of the Locked Securities of each Large Shareholder held immediately after the completion of the Offering (the “Released Shares”) will be released from the restrictions set forth above; the 25% limit for each 180-Day Period is cumulative, such that if any Large Shareholder does not sell or transfer the 25% Released Shares from a previous 180-Day Period, any unsold or non-transferred Released Shares will roll over and may be sold or transferred at any time in the future, together with all other accumulated Released Shares from previous periods; for avoidance of doubt, the percentage of share ownership for purposes of determining a Large Shareholder shall be calculated by using the following formula: the sum of the number of Ordinary Shares owned by such shareholder plus the number of shares issuable upon the assumed exercise of all options held by such shareholder divided by the sum of the number of outstanding Ordinary Shares of the Company plus the number of shares issuable upon the assumed exercise of all outstanding options of the Company; each of the Lock-Up Period and a 180-Day Period is referred to as an “Individual Lock-Up Period”;

(x) Notwithstanding the restrictions contained in the preceding paragraph (ix), in the event that either (A) during the last 17 days of the relevant Individual Lock-Up Period the Company issues earnings results or material news or a material event relating to the Company occurs; or (B) prior to the expiration of the relevant Individual Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the relevant Individual Lock-Up Period, the Released Shares for that Individual Lock-Up Period will be subject to the restrictions set forth in the preceding paragraph (ix) for a 18-day period beginning on the date of the release of the earnings results or the occurrence of the material news or event, as applicable, unless the Representatives waive, in writing, such an extension; for the avoidance of doubt, the Extended Lock-Up Period shall not exceed a total of 558 days (i.e., the 540-day period of the Extended Lock-Up Period plus the 18-day restricted period discussed above with respect to the final Individual Lock-Up Period, if applicable);

(xi) To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (in English) (including a balance sheet and statements of income, shareholders’ equity and cash flows of the Company and its consolidated Subsidiaries certified by independent public accountants and prepared in conformity with US GAAP and, as soon as practicable after the end of each of the first three quarters of each fiscal year prepared in accordance with US GAAP (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and its Subsidiaries for such quarter in reasonable detail;

(xii) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (A) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed; and (B) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its Subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

(xiii) To use the net proceeds received by it from the sale of the ADS pursuant to this Agreement in the manner specified in the Prospectus under the caption “Use of Proceeds”;

(xiv) Prior to each Time of Delivery to deposit the Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Shares and delivered to the Underwriters at such Time of Delivery;

(xv) Not to (and to cause its Subsidiaries not to) take, directly or indirectly, any action which is designed to or which constitutes or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares and the ADSs;

(xvi) To use its best efforts to include for quotation of the ADSs on Nasdaq;

(xvii) To file with the Commission such information on Form 20-F as may be required by Rule 463 under the Act;

(xviii) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

(xix) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred;

(xx) To indemnify and hold each Underwriter harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares and ADSs to be sold by the Company and the execution and delivery of this Agreement and the Deposit Agreement;

(xxi) In connection with the Directed Share Program, the Company will ensure that the Directed ADSs will be restricted to the extent required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement; the Underwriters will notify the Company as to which Participants will need to be so restricted; the Company will direct the Depositary to place stop transfer restrictions upon such securities for such period of time;

(xxii) The Company agrees that (A) it will not attempt to avoid any judgment obtained by it or denied to it in a court of competent jurisdiction outside the Cayman Islands; (B) following the consummation of the offering of the ADSs, it will use its best efforts to obtain and maintain all approvals required in the Cayman Islands to pay and remit outside the Cayman Islands all dividends declared by the Company and payable on the Ordinary Shares, if any; and (C) it will use its best efforts to obtain and maintain all approvals required in the Cayman Islands for the Company to acquire sufficient foreign exchange for the payment of dividends, if any, and all other relevant purposes;

(xxiii) The Company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed ADSs are offered in connection with the Directed Share Program;

(xxiv) The Company will not facilitate any shareholder’s conversion of Ordinary Share to ADSs during the Lock-Up Period and will not release the Depositary from the obligations set forth in, or otherwise amend, terminate or fail to enforce, the Depositary Letter without the consent of the Representatives; and

(xxv) The Company will use its best efforts to procure its shareholders who are PRC residents to comply with any applicable registrations or approvals required by PRC State Administration of Foreign Exchange.

(b) Each of the Selling Shareholders agrees with each of the Underwriters:

(i) During the Lock-Up Period, such Selling Shareholder will not (A) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, directly or indirectly, or cause the Company to file with the Commission a registration statement under the Act relating to any Locked Securities, (B) enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such Locked Securities, whether any of these transactions are to be settled by delivery of such Locked Securities or other securities, in cash or otherwise, or (C) publicly disclose the intention to make any offer, sale, pledge, disposition or filing, without the prior written consent of the Representatives; except for a transfer permitted under the lock-up agreement entered into between each such Selling Shareholder with the Representatives in substantially the form attached hereto as Annex I; provided, however, in the event that (x) during the last 17 days of the Lock-Up Period the Company issues earnings results or material news or a material event relating to the Company occurs; or (y) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Agreement shall be extended until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of the material news or event, as applicable, unless the Representatives waive, in writing, such an extension;

(ii) To the extent that such Selling Shareholder is a Large Shareholder, such Selling Shareholder (with the exception of Google Inc.) shall be subject to the same restrictions set forth in paragraph (i) above during the Extended Lock-Up Period; commencing on the date of the expiration of the Initial Lock-Up Period and at the beginning of each 180-Day Period thereafter until the expiration of the Extended Lock-Up Period, 25% of the Released Shares will be released from the restrictions set forth above; the 25% limit for each 180-Day Period is cumulative, such that if any Large Shareholder does not sell or transfer the 25% Released Shares from a previous 180-Day Period, any unsold or non-transferred Released Shares will roll over and may be sold or transferred at any time in the future, together with all other accumulated Released Shares from previous periods;

(iii) Notwithstanding the restrictions contained in the preceding paragraph (ii), in the event that either (A) during the last 17 days of the relevant Individual Lock-Up Period the Company issues earnings results or material news or a material event relating to the Company occurs; or (B) prior to the expiration of the relevant Individual Lock-Up Period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the relevant Individual Lock-Up Period, the Released Shares for that Individual Lock-Up Period will be subject to the restrictions set forth in the preceding paragraph (ii) for a 18-day period beginning on the date of the release of the earnings results or the occurrence of the material news or event, as applicable, unless the Representatives waive, in writing, such an extension;

(iv) Prior to each Time of Delivery, to deposit, or cause to be deposited on their behalf, Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Shares and delivered to the Underwriters at such Time of Delivery;

(v) Not to (and to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares or the ADSs;

(vi) To indemnify and hold each Underwriter harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares and ADSs to be sold by such Selling Shareholder and the execution and delivery of this Agreement and the Deposit Agreement; provided, however, that such Selling Shareholder shall not be responsible for any such taxes, duties, fees, levies or charges that arise as a result of the distribution of the Shares or ADSs by any Underwriters in a manner other than that as is customary in such transactions; and

(vii) In order to document the Underwriters’ compliance with the reporting and withholding provisions of U.S. federal income tax law with respect to the transactions herein contemplated, such Selling Shareholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-8BEN (or other applicable form or statement specified by Treasury Department regulations).

6. The Company covenants and agrees with the several Underwriters that (a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s accountants and U.S., PRC, Cayman Islands and BVI counsel in connection with the registration of the Shares and the ADSs under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivery of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Deposit Agreement, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the ADSs; (iii) all expenses in connection with the qualification of the Shares and the ADSs for offering and sale under state securities laws as provided in Section 5 hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any Blue Sky survey; (iv) all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program; (v) all fees and expenses in connection with applying to include the ADSs for quotation on the Nasdaq; (vi) all roadshow expenses including travel, accommodation and meal expenses; (vii) all fees and expenses (including fees, disbursements and expenses of counsel to the Underwriters) incurred by the Underwriters in connection with the transactions contemplated by this Agreement; and (b) the Company will pay or cause to be paid: (i) all expenses and taxes arising as a result of the deposit by the Company and each of the Selling Shareholders of the Shares with the Depositary and the issuance and delivery of the ADRs evidencing ADSs in exchange therefor by the Depositary to the Company, of the sale and delivery of the ADSs and the Shares by the Company to or for the account of the Underwriters and of the sale and delivery of the ADSs and the Shares by the Underwriters to each other and to the initial purchasers thereof in the manner contemplated under this Agreement, including, in any such case, any the Cayman Islands income, capital gains, withholding, transfer or other tax asserted against an Underwriter by reason of the purchase and sale of an ADS or a Share pursuant to this Agreement; (ii) the fees and expenses (including fees and disbursements of counsel), if any, of the Depositary and any custodian appointed under the Deposit Agreement, other than the fees and expenses to be paid by holders of ADRs (other than the Underwriters in connection with the initial purchase of ADSs); (iii) the fees and expenses of the Authorized Agent (as defined in Section 15 hereof); (iv) the cost of preparing the ADRs; (v) the cost and charges of any transfer agent or registrar; and (vi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. Notwithstanding the foregoing, the Underwriters have agreed to reimburse the Company for a portion of its fees and expenses in an amount not to exceed the greater of US$250,000 or 0.5% of the gross proceeds of the offering (including Optional ADSs, if any).

7. The obligations of the Underwriters hereunder, as to the ADSs to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company, of the Controlling Shareholders and of the Selling Shareholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company, the Controlling Shareholders and the Selling Shareholders shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

(b) Davis Polk & Wardwell, United States counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, with respect to the matters covered in paragraphs (ii) and (iii) of subsection (d) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) Haiwen & Partners, PRC counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, with respect to the matters covered in paragraphs (i) through (xxxvii) of subsection (e) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(d) Latham & Watkins LLP, United States counsel for the Company, and the Selling Shareholders and the Controlling Shareholders as a group, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that, subject to customary assumptions and qualifications:

(i) This Agreement has been duly executed and delivered by the Company, the Selling Shareholders and the Controlling Shareholders, to the extent such execution and delivery are governed by the laws of the State of New York;

(ii) The Deposit Agreement has been duly executed and delivered by the Company to the extent such execution and delivery are governed by the laws of the State of New York and, assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary and that each of the Depositary and the Company has full power, authority and legal right to enter into and perform its obligations thereunder, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally (including, without limitation, fraudulent conveyance laws), general principles of equity, an implied covenant of good faith and fair dealing, and except as rights of indemnification and contribution, if any, may be limited by principles of public policy and applicable law;

(iii) Upon due execution and delivery by the Depositary of ADRs evidencing ADSs against the deposit of Shares in respect thereof in accordance with the terms of the Deposit Agreement, such ADRs will be duly and validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement;

(iv) Upon indication by book entry that the ADSs sold by the Selling Shareholders have been credited to a securities account maintained by the Representatives at The Depository Trust Company (“DTC”) and payment therefor in accordance with this Agreement, the Representatives will acquire a securities entitlement on behalf of the Underwriters with respect to such ADSs and, under the New York Uniform Commercial Code, an action based on an adverse claim to such securities entitlement, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may not be asserted against the Representatives;

(v) The execution and delivery of this Agreement and the Deposit Agreement by the Company, the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs, the issuance and sale of the ADSs by the Company to you and the other underwriters (i) do not, and will not, violate any federal or New York statute, rule or regulation which, in such counsel’s experience, is normally applicable to transactions of the type contemplated by this Agreement and the Deposit Agreement, (ii) do not, and will not, breach or otherwise violate any existing obligation of or restriction on the Company or any of the Subsidiaries under any order, judgment or decree of any New York or federal court or governmental authority binding on the Company or any of the Subsidiaries and (iii) do not, and will not, result in the breach of or a default under any agreement that is known to such counsel, including any agreement filed as an exhibit to the Registration Statement, and that is governed by the U.S. federal laws or the laws of the State of New York and to which the Company or any of the Subsidiaries is a party or by which its properties are bound;

(vi) No Governmental Authorization of the United States or the State of New York is required for the issue and sale of the Shares and the ADSs by the Company, the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery or the consummation of the transactions contemplated by this Agreement and the Deposit Agreement, except (a) the registration under the Act of the Shares and the ADSs, (b) such consents, approvals, authorizations, registrations or qualifications as may be required under State Securities or Blue Sky laws in connection with the purchase and distribution of the ADSs by the Underwriters, and (c) such as required by the National Association of Securities Dealers;

(vii) The statements in the Prospectus under the caption “Description of American Depositary Shares”, insofar as they summarize provisions of the Deposit Agreement and the ADSs, and under the captions “Shares Eligible for Future Sale”, “Taxation—United States Federal Income Taxation” insofar as they summarize provisions of the laws and documents referred to therein, are accurate and fair descriptions or summaries in all material respects;

(viii) The Company is not, and after giving effect to the offering and sale of the ADSs and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended;

(ix) The Registration Statement and the ADS Registration Statement have become effective under the Act and, to the best of their knowledge after due and reasonable inquiries, no stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement has been issued under the Act and no proceedings have been initiated by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) under the Act has been made in accordance with Rule 424(b) under the Act;

(x) Under the laws of the State of New York relating to personal jurisdiction, the Company has, pursuant to Section 14 of this Agreement and Section 7.7 of the Deposit Agreement, validly and irrevocably submitted to the personal jurisdiction of any state or federal court located in the State of New York, County of New York (each a “New York Court”) in any action arising out of or relating to this Agreement or the Deposit Agreement or the transactions contemplated hereby or thereby, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed CT Corporation System as its authorized agent for the purpose described in Section 14 hereof and Section 7.8 of the Deposit Agreement; and service of process effected on such agent in the manner set forth in Section 14 hereof and Section 7.8 of the Deposit Agreement is effective to confer valid personal jurisdiction over the Company;

(xi) Each of the Registration Statement, the ADS Registration Statement and the Prospectus comply in all material respects with the requirements as to form for registration statements on Form F-1 under the Act and the related rules and regulations in effect at the date of filing, except that we express no opinion concerning Regulation S-T or the financial statements and other financial data derived from the financial statements contained therein or omitted therefrom; and the ADS Registration Statement appeared to comply in all material respects with the requirements as to form for registration statements on Form F-6 under the Act and the related rules and regulations in effect at the date of filing;

(xii) Although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, and have not made an independent check or verification thereof, no facts have come to their attention that caused them to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data derived from the financial statements and related schedules contained therein or omitted therefrom, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data derived from the financial statements and related schedules contained therein or omitted therefrom, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

In rendering such opinion, such counsel may state that they are opining as to the effect on the subject transaction only of the federal laws of the United States and the internal laws of the State of New York, and they express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or as to any matters of municipal law or the laws of any local agencies within any state, or of any jurisdiction outside the United States, and may make such assumptions and qualifications as they consider reasonable or customary;

(e) Commerce & Finance Law Offices, PRC counsel for the Company, the Selling Shareholders and the Controlling Shareholders, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

(i) Baidu Online has been duly organized and is validly existing as a wholly-foreign owned enterprise with limited liability under the laws of the PRC and its business license is in full force and effect; Baidu Online has been duly qualified as a foreign invested enterprise; all of the equity interests of Baidu Online are owned by Baidu Holdings and such equity interests are free and clear of all liens, encumbrances, security interest, mortgage, pledge, equities or claims or any third-party right; the articles of association of Baidu Online comply with the requirements of applicable laws of the PRC and are in full force and effect; Baidu Online has full power and authority (corporate and other) and all Governmental Authorizations required for the ownership or lease of property by it and the conduct of its business and has the legal right and authority to own, use, lease and operate its assets and to conduct its business in the manner presently conducted and as described in the Prospectus;

(ii) Baidu Netcom has been duly organized and is validly existing as a limited liability company under laws of the PRC and its business license is in full force and effect; 75% and 25% of the equity interest of Baidu Netcom are owned by Robin Yanhong Li and Eric Yong Xu, respectively, except for the Share Pledge Agreement among Robin Yanhong Li, Eric Yong Xu and Baidu Online dated April 27, 2004, the Option Agreement among Robin Yanhong Li, Eric Yong Xu and Baidu Online dated April 27, 2004, the Loan Agreement among Robin Yanhong Li, Eric Yong Xu and Baidu Online dated April 27, 2004 and the Proxy Agreement among Robin Yanhong Li, Eric Yong Xu and Baidu Online dated April 27, 2004, such equity interests are free and clear of all liens, encumbrances, security interest, mortgage, pledge, equities or claims or any third-party right; each of the Controlling Shareholders is a PRC citizen; all of the issued shares of capital stock of Baidu Netcom have been duly and validly authorized and issued and are fully paid and non-assessable; Baidu Netcom has full power and authority (corporate and other) and, except as disclosed in the Prospectus, has all Governmental Authorizations required for the ownership or lease of property by Baidu Netcom and the conduct of its business and has the legal right and authority to own, use, lease and operate its assets and to conduct its business in the manner presently conducted and as described in the Prospectus;

(iii) Neither Baidu Online nor Baidu Netcom owns any real property; and all real property and buildings held under lease by Baidu Online or Baidu Netcom are held by them under valid, subsisting and enforceable leases;

(iv) Baidu Online has the corporate power to enter into and perform its obligations under each of the Restructuring Agreements to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of, and has authorized, executed and delivered, each of the Restructuring Agreements to which it is a party; and each of the Restructuring Agreements to which Baidu Online is a party constitutes a valid and legally binding obligation of Baidu Online, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(v) Baidu Netcom has the corporate power to enter into and perform its obligations under each of the Restructuring Agreements to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of, and has authorized, executed and delivered, each of the Restructuring Agreements to which it is a party; and each of the Restructuring Agreements to which Baidu Netcom is a party constitutes a valid and legally binding obligation of Baidu Netcom, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(vi) Each of the Controlling Shareholders has executed and delivered each of the Restructuring Agreements to which he is a party; and each of the Restructuring Agreements to which each of the Controlling Shareholders is a party constitutes a valid and legally binding obligation of each of the Controlling Shareholders, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(vii) The execution and delivery by Baidu Online of, and the performance by Baidu Online of its obligations under, each of the Restructuring Agreements to which it is a party and the consummation by Baidu Online of the transactions contemplated therein will not: (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Baidu Online is a party or by which Baidu Online is bound or to which any of the properties or assets of Baidu Online is bound or to which any of the properties or assets of Baidu Online is subject; (B) result in any violation of the provisions of the articles of association, business license of Baidu Online; (C) result in any violation of any laws of the PRC; or (D) as to the Company and Baidu Holdings,

conflict with or result in a breach or violation of any of the terms or provisions of any agreement governed by PRC laws to which they are expressed to be a party or which is binding on them or any of their assets;

(viii) The execution and delivery by Baidu Netcom of, and the performance by Baidu Netcom of its obligations under, each of the Restructuring Agreements to which it is a party and the consummation by Baidu Netcom of the transactions contemplated therein will not: (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Baidu Netcom is a party or by which Baidu Netcom is bound or to which any of the properties or assets of Baidu Netcom is bound or to which any of the properties or assets of Baidu Netcom is subject, (B) result in any violation of the provisions of the articles of association, or business license of Baidu Netcom; (C) result in any violation of any laws of the PRC; or (D) as to the Company and Baidu Holdings, conflict with or result in a breach or violation of any of the terms or provisions of any agreement governed by PRC laws to which Baidu Netcom is expressed to be a party or which is binding on it or any of its assets;

(ix) The execution and delivery by each of the Controlling Shareholders of, and the performance by each of the Controlling Shareholders of his obligations under each of the Restructuring Agreements to which each of the Controlling Shareholders is a party and the consummation by each of the Controlling Shareholders of the transactions contemplated therein will not: (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which each of the Controlling Shareholders is a party or by which each of the Controlling Shareholders is bound or to which any of the properties or assets of each of the Controlling Shareholders is bound or to which any of the properties or assets of each of the Controlling Shareholders is subject; result in any violation of any laws of the PRC; or (C) as to the Company and Baidu Holdings, conflict with or result in a breach or violation of any of the terms or provisions of any agreement governed by PRC laws to which any they are expressed to be a party or which is binding on them or any of their assets;

(x) Each Restructuring Agreement is, and all the Restructuring Agreements taken as a whole are, legal, valid, enforceable and admissible as evidence under PRC laws and is binding on the persons expressed to the parties thereto;

(xi) Each of the Restructuring Agreements is in proper legal form under the laws of the PRC for the enforcement thereof against each of Baidu Online, Baidu Netcom and the Controlling Shareholders, as the case may be, in the PRC without further action by any of Baidu Online or Baidu Netcom or the Controlling Shareholders; and to ensure the legality, validity, enforceability or admissibility in evidence of each of the Restructuring Agreements in the PRC, it is not necessary that any such document be filed or recorded with any court or other authority in the PRC or that any stamp or similar tax be paid on or in respect of any of the Restructuring Agreements (in the case any such stamp or tax is required, the Company or its relevant Subsidiaries have duly paid the stamp or tax as of such Time of Delivery);

(xii) Each of Baidu Online and Baidu Netcom has all necessary Governmental Authorizations of and from, and has made all declarations and filings with, all governmental agencies to own, lease, license and use its properties, assets and conduct its business in the manner described in the Prospectus and such Governmental Authorizations contain no materially burdensome restrictions or conditions not described in the Prospectus; except as described in the Prospectus, neither Baidu Online nor Baidu Netcom has any reason to believe that any regulatory body is considering modifying, suspending or revoking any such Governmental Authorizations and each of Baidu Online and Baidu Netcom is in compliance with the provisions of all such Governmental Authorizations in all material respects;

(xiii) All dividends and other distributions declared and payable upon the equity interests in Baidu Online may under the current laws and regulations of the PRC be paid to Baidu Holdings in Renminbi that may be converted into U.S. dollars and freely transferred out of the PRC, and all such dividends and other distributions are not and, except as disclosed in the Prospectus, will not be subject to withholding or other taxes under the laws and regulations of the PRC and, except as disclosed in the Prospectus, are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any Governmental Authorization in the PRC;

(xiv) The provision of the links to websites that disseminate news over the Internet does not constitute posting news on the website or disseminating the news over the Internet, and does not require any Governmental Authorization in the PRC;

(xv) Each of Baidu Online and Baidu Netcom possesses valid licenses in full force and effect or otherwise has the legal right to use, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them, and none of Baidu Online and Baidu Netcom has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing;

(xvi) The Company’s P4P platform, as described in the Prospectus, is not patentable under PRC Patent Law and no patents relating to a P4P platform has been issued in the PRC; P4P is not classified as a form of advertising in the PRC, and no Governmental Authorization is required for the Company to operate its P4P business;

(xvii) Neither Baidu Online nor Baidu Netcom is (A) in breach of or in default under any laws, regulations, rules, orders, decrees, guidelines or notices of the PRC (including, without limitation, laws relating to provision of news services, censorship and advertising), (B) in breach of or in default under any Governmental Authorizations granted by any Governmental Agency in the PRC, (C) in violation of their respective constituent documents, business licenses or permits or (D) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

(xviii) None of the Baidu Online or Baidu Netcom is entitled to any immunity from any legal proceedings or other legal process or from enforcement, execution or attachment in respect of their obligations in the transactions contemplated under any of the Restructuring Agreements;

(xix) The statements in the Prospectus under “Summary”, “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, “Business”, “Regulation”, “Management”, “Corporate Structure”, “Taxation” and “Enforcement of Civil Liabilities” to the extent such statements relate to matters of PRC laws or regulation or to the provisions of documents therein described, are true and accurate in all material respects, and nothing has been omitted from such statements which would make the same misleading in any material respect;

(xx) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the PRC or to any political subdivision or taxing authority thereof or therein in connection with (A) the deposit with the Depositary of Shares against the issuance of ADRs evidencing the ADSs, (B) the sale and delivery by the Company and the Selling Shareholders of the ADSs and the Shares to or for the respective accounts of the Underwriters or (C) the sale and delivery outside the PRC by the Underwriters of the ADSs and the Shares to the initial purchasers thereof in the manner contemplated herein;

(xxi) All registrations, filings and recordings have been fulfilled in order for each pledgee under each of the applicable Share Pledge Agreements to enjoy the first preemptive rights against any other secured or unsecured creditors of each pledgor under each applicable Share Pledge Agreement; no Governmental Authorizations are currently required in the PRC for the equity to be effectively pledged pursuant to each of the applicable Share Pledge Agreements;

(xxii) The irrevocable submission of each of the Company, the Selling Shareholders and the Controlling Shareholders to the jurisdiction of any New York Court, the waiver by each of the Company, the Selling Shareholders and the Controlling Shareholders of any objection to the venue of a proceeding in a New York Court, the waiver and agreement not to plead an inconvenient forum, the waiver of sovereign immunity and the agreement of each of the Company, the Selling Shareholders and the Controlling Shareholders that this Agreement and Deposit Agreement shall be construed in accordance with and governed by the laws of the State of New York are legal, valid and binding under the laws of the PRC and will be respected by PRC courts; service of process effected in the manner set forth in this Agreement and the Deposit Agreement will be effective, insofar as PRC law is concerned, to confer valid personal jurisdiction over each of the Company, the Selling Shareholders and the Controlling Shareholders; and any judgment obtained in a New York Court arising out of or in relation to the obligations of each of the Company, the Selling Shareholders and the Controlling Shareholders under this Agreement and the Deposit Agreement will be recognized in PRC courts subject to the conditions described under the caption “Enforceability of Civil Liabilities” in the Prospectus;

(xxiii) Each of Baidu Online and Baidu Netcom is in compliance with any and all applicable environmental laws in the PRC;

(xxiv) There are no outstanding guarantees or contingent payment obligations by either Baidu Online or Baidu Netcom in respect of indebtedness of third parties which will result in a material adverse effect;

(xxv) The indemnification and contribution provisions set forth in Section 8 hereof and Section 5.8 of the Deposit Agreement do not contravene the public policy or laws of the PRC;

(xxvi) There are no legal, arbitration or governmental proceedings pending to which the Company, Baidu Holdings, Baidu Online or Baidu Netcom is a party or of which any property of the Company, Baidu Holdings, Baidu Online or Baidu Netcom is the subject which, if determined adversely to any of the Company, Baidu Holdings, Baidu Online or Baidu Netcom would individually or in the aggregate have a material adverse effect on the Company, Baidu Holdings, Baidu Online and Baidu Netcom taken as a whole; and no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

(xxvii) Neither Baidu Online nor Baidu Netcom has taken any action nor have any steps been taken or legal or administrative proceedings been commenced or threatened for the winding up, dissolution or liquidation of either Baidu Online or Baidu Netcom or for the suspension, withdrawal, revocation or cancellation of any of their respective business license;

(xxviii) The issue and sale of the Shares and the ADSs being delivered at such Time of Delivery and the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery and the compliance by the Company with all of the provisions of this Agreement, and the Deposit Agreement, the compliance by each of the Selling Shareholders and the Controlling Shareholders with all of the provisions of this Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which Baidu Online or Baidu Netcom is a party or by which Baidu Online or Baidu Netcom is bound or to which any of the property or assets of Baidu Online or Baidu Netcom is subject, nor will such action result in any violation of the provisions of the articles of association of Baidu Online or Baidu Netcom or any statute or any order, rule or regulation known to such counsel of any Governmental Agency having jurisdiction over Baidu Online or Baidu Netcom or any of their properties;

(xxix) No Governmental Authorization of or with any Governmental Agency in the PRC is required for the issue and sale of the Shares and the ADSs, the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery or the consummation of the transactions contemplated by this Agreement and the Deposit Agreement;

(xxx) As described in the Prospectus under the caption “Underwriting,” the Company’s instruction to The Bank of New York, as depositary, to not accept any deposit of any ordinary shares or to issue any ADSs for 180 days after the date of this Prospectus does not contravene laws of the PRC;

(xxxi) Neither Baidu Online nor Baidu Netcom is in violation of its articles of association or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

(xxxii) The descriptions of the events and transactions (the “Restructuring”) and the summaries of each of the Restructuring Agreements set forth in the Prospectus under the caption “Related Party Transactions” are true, accurate and correct;

(xxxiii) The obligations undertaken by and the rights granted by each party to any of the Restructuring Agreements are legally permissible under PRC laws;

(xxxiv) The Restructuring and each of the Restructuring Agreements does not (A) contravene any provision of applicable law or statute, rule or regulation of any Governmental Agency having jurisdiction over Baidu Online or Baidu Netcom or any of their properties, (B) contravene the articles of association, business license or other constituent documents of Baidu Online or Baidu Netcom or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which Baidu Online or Baidu Netcom is a party or by which Baidu Online or Baidu Netcom is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject;

(xxxv) All Governmental Authorizations required under the laws of the PRC in connection with the Restructuring have been made or unconditionally obtained in writing, and no such Governmental Authorizations has been withdrawn or is subject to any condition precedent which has not been fulfilled or performed;

(xxxvi) Although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (xix) of this Section 7(e), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(xxxvii) To the best of our knowledge, after our discussion with the Company’s management, Baidu Netcom is a search engine company providing algorithm-generated links to third-party websites that host information and data files (including MP3 music files) in response to user search queries and does not edit, select and/or compile its search results; in the event that Baidu Netcom has knowledge of any infringing content or receives any notice of infringement from relevant copyright owner, it promptly takes such measures to remove the links to infringing content so as to eliminate the consequences of infringement; accordingly, Baidu Netcom’s business and operations are distinguishable from the business and operations of Beijing Century Yue Bo Technology Limited, Co. (“Chinamp3”), which was held liable for copyright infringement by the Beijing Municipal Higher People’s Court (the “Chinamp3 decision”), and the Chinamp3 decision should not have any impact on the legality of Baidu Netcom’s business and operations;

(xxxviii) The provision of search engine service (including its MP3 search service) as described above should not result in (A) Baidu Netcom being deemed to possess “knowledge” of copyright infringement under Article 5 of the Interpretations and (B) Baidu Netcom being found liable for direct or indirect copyright infringement under current PRC copyright laws and regulations, including but not limited to the Copyright Law of the PRC, the Interpretations and the Measures; and

(xxxix) Except with respect to Baidu Netcom’s hosting of song lyrics on its websites as described in the prospectus under the heading “Risk Factors—We may face intellectual property infringement claims and other related claims, particularly in light of the recent Grokster decision, that could be time-consuming and costly to defend and may result in our inability to continue providing certain of our existing services”, to the best of our knowledge after due and reasonable inquiries, Baidu Netcom’s search engine service (including its MP3 search service) do not violate any applicable PRC copyright laws and regulations, including but not limited to the Copyright Law of the PRC, the Interpretations and the Measures;

In giving such opinion, such counsel may state that (A) with respect to all matters of United States federal and New York law they have relied upon the opinions of United States counsel for the Company delivered pursuant to paragraph (d) of this Section 7 and (B) with respect to all matters of Cayman Islands and BVI law they have relied upon the opinions of Cayman Islands and BVI counsel for the Company delivered pursuant to paragraph (f) of this Section 7;

(f) Maples and Calder, Cayman Islands counsel for the Company shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

(i) The Company has been duly incorporated as an exempted company with limited liability for an unlimited duration and is validly existing under the laws of the Cayman Islands; the Company has full corporate power and authority to own, lease and operate its properties and assets and to carry on its business as described in the Prospectus in accordance with the Company’s Memorandum and Articles of Association and to enter into and execute and perform its obligations under this Agreement and the Deposit Agreement and the Registration Statements;

(ii) The Company is in good standing (meaning that so far as the Registrar of Companies in the Cayman Islands (the “Registrar”) is aware it has not failed to make any filing with the Registrar or to pay any fee to the Registrar which might make it liable to be struck off the register of companies by the Registrar);

(iii) The Company has the authorized and issued share capital as set forth in the Registration Statement and the Prospectus, and all of the issued shares in the capital of the Company have been duly and validly authorized and issued, as fully paid and non-assessable (meaning that no further sums are payable to the Company on such Shares), conform with the laws of the Cayman Islands, are free from any restriction on voting or transfer under the laws of the Cayman Islands and the Company’s Memorandum and Articles of Association, are not subject to any pre-emptive or similar rights under Cayman Islands law or the Company’s Memorandum and Articles of Association, and conform to the description thereof contained in the Prospectus; when allotted, issued and paid for and registered in the register of members (shareholders), shares are considered to be legally issued and allotted, fully paid and non-assessable;

(iv) The Shares to be issued and sold by the Company have been duly and validly authorized and, when issued and delivered by the Company in accordance with the terms of this Agreement and the Deposit Agreement against payment in full of consideration, will have been validly issued as fully paid and nonassessable (meaning that no further sums are payable to the Company on such Shares), and such Shares will not be subject to any pre-emptive or similar rights under Cayman Islands law or the Company’s Memorandum and Articles of Association;

(v) The execution and delivery of this Agreement and the Deposit Agreement by the Company and the performance of its obligations hereunder and thereunder, the Registration Statements, the issuance and sale of the Shares and the filing of the Registration Statements and the Prospectus have been duly authorized and approved by all necessary corporate action of the Company, and the execution and delivery of this Agreement and the Deposit Agreement by the Company and the performance of its obligations hereunder and thereunder, the issuance and sale of the Shares and the filing of the Registration Statements and the Prospectus do not violate, conflict with or result in a breach of any of the terms or provisions of the Company’s Memorandum and Articles of Association or any law, public rule or regulation applicable to the Company in the Cayman Islands currently in force and do not violate, conflict with or result in a breach of any existing order or decree of any governmental authority or agency or any official body in the Cayman Islands;

(vi) Each of this Agreement and the Deposit Agreement has been duly executed and delivered for and on behalf of the Company and constitutes legal, valid and binding obligations of the Company enforceable in accordance with its terms except and in so far as such enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, readjustment of debts or moratorium or other laws of general application relating to or affecting the rights of creditors or by general principles of equity;

(vii) The Prospectus and the filing of the Registration Statements with the Commission have been duly authorized by and on behalf of the Company; the Registration Statements have been duly executed by and on behalf of the Company;

(viii) No authorizations, consents, orders, permissions, licences, exemptions or approvals are required from any governmental authorities or agencies or other official bodies in the Cayman Islands or any sub-division thereof and no notice to or other filing with or action by any Cayman Islands governmental authority or regulatory body is required in connection with: (A) the execution and delivery of this Agreement and the Deposit Agreement; (B) the performance of any obligation under this Agreement and the Deposit Agreement; (C) the payment of any amount under this Agreement and the Deposit Agreement; (D) the issue and sale or transfer of any Shares and the deposit of the Shares with the Depositary against the issuance by the Depositary of ADRs evidencing the ADSs; and (E) the listing of the ADSs for quotation on Nasdaq;

(ix) It is not necessary or desirable to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement and the Deposit Agreement that any document be filed, recorded or enrolled with any governmental department, agency or other authority in the Cayman Islands;

(x) The statements in the Prospectus under “Taxation—Cayman Islands Taxation”, “Description of Share Capital” and “Enforcement of Civil Liability” are true and accurate in all material respects, and nothing has been omitted from such statements which would make them misleading in any material respect;

(xi) There are no income, corporate, capital gains, estate, inheritance, gift, withholding, stamp, issuance, or transfer taxes, imposts or duties payable under the laws of the Cayman Islands in respect of: (A) the execution or delivery of this Agreement and the Deposit Agreement or the performance by any of the parties of their respective obligations or enforcement of this Agreement and the Deposit Agreement unless they are executed in or thereafter brought within the jurisdiction of the Cayman Islands (e.g. for the purposes of enforcement) in which case stamp duty of CI$2.00 (US$2.44) for each of this Agreement and the Deposit Agreement will be payable; or (B) the issuance and sale of the Shares by the Company of their shares pursuant to the terms of this Agreement; or (B) the entering of the custodian as the registered holder of the Shares; or (C) the deposit with the custodian on behalf of the Depositary of the Shares against the issuance of ADRs evidencing the ADSs for the account of the Underwriters at such Time of Delivery; or (D) the sale and delivery outside of the Cayman Islands by the Underwriters of the ADSs to the initial purchasers thereof;

(xii) There are no income, corporate, capital gains, estate, inheritance, gift, withholding, stamp, issuance or transfer taxes, imposts or duties payable under the laws of the Cayman Islands in respect of:(A) the execution, delivery, performance or enforcement of this Agreement and the Deposit Agreement; (B) any payment of any nature to be made by the Company under this Agreement and the Deposit Agreement; (C) the issuance and sale of the Shares by the Company; (D) the payment of dividends and other distributions declared and payable on the Shares; (E) the initial sale of the Shares and the ADSs to the Underwriters in the manner contemplated in this Agreement and the Deposit Agreement; (F) the resale and delivery of the Shares and ADSs by the Underwriters in the manner contemplated in the Prospectus; or (G) the deposit with the Depositary of shares by the Company against the issuance of ADRs evidencing ADSs;

(xiii) The Company can sue and be sued in its own name under the laws of the Cayman Islands; the choice of the laws of New York to govern this Agreement and the Deposit Agreement will be upheld as a valid choice of law under the laws of the Cayman Islands and the courts of the Cayman Islands would uphold such choice of law in an action or proceedings on either of this Agreement or the Deposit Agreement brought in the courts of the Cayman Islands, assuming it is so pleaded; an action or proceedings against the Company in the Cayman Islands based on or arising under either of this Agreement or the Deposit Agreement could be instituted in the Grand Court, which has jurisdiction over the Company, without first having to obtain a judgment in respect of this Agreement or the Deposit Agreement in a court of New York or any other relevant jurisdiction; in the event of any action or proceedings being brought in the Cayman Islands courts in respect of a monetary obligation expressed to be payable in a currency other than Cayman Islands dollars, a Cayman Islands court would give judgment expressed as an order to pay such currency or its Cayman Islands dollar equivalent at the time of payment or enforcement of the judgment;

(xiv) The submission to the exclusive jurisdiction of any court of the State of New York or the United States District Court for the Southern District of the State of New York (each a “New York Court”), the appointment of CT Corporation System to accept as an agent for service of process in such jurisdiction and the waiver by the Company of any objection to the venue of a proceeding in a New York court, pursuant to this Agreement and the Deposit Agreement in any action or proceedings based on or arising under this Agreement and the Deposit Agreement, is legal, valid and binding on the Company assuming that the same is true under the governing law of this Agreement and the Deposit Agreement;

(xv) No approvals are currently required from any governmental department, agency or other authority in the Cayman Islands in order for the Company to pay dividends declared by the Company to the holders of Shares, including the Depositary;

(xvi) Although there is no statutory enforcement in the Cayman Islands of judgments obtained in New York, the courts of the Cayman Islands will recognize and enforce a judgment of a foreign court of competent jurisdiction in respect of any legal suit or proceeding arising out of or relating to either of this Agreement or the Deposit Agreement without retrial on the merits based on the principle that a judgment of a competent foreign court imposes upon the judgment debtor an obligation to pay the sum for which judgment has been given provided that such judgment is final and conclusive, for a liquidated sum, not in respect of taxes or a fine or penalty, is not inconsistent with a Cayman Islands judgment in respect of the same matter, and was not obtained in a manner and is not of a kind the enforcement of which is contrary to the public policy of the Cayman Islands; a Cayman Islands court may stay proceedings if concurrent proceedings are being brought elsewhere; a foreign judgment may be final and conclusive even if subject to appeal; however, if appealable, a Cayman Islands court may stay enforcement until such appeal has been heard;

(xvii) Based solely on our inspection of the Register of Writs and Other Originating process in the Grand Court of the Cayman Islands from the date of incorporation of the Company there were no actions or petitions pending against the Company in the courts of the Cayman Islands as at close of business in the Cayman Islands on [                        ] 2005; a search at the Companies Registry in the Cayman Islands would not reveal any order or resolution for the winding up of the Company because under Cayman Islands law the records kept by the Registrar of

Companies are not documents of public record; the enquiries referred to above which we have made at the Grand Court of the Cayman Islands have revealed no record of the presentation of any winding up petition in respect of the Company;

(xviii) All dividends and other distributions declared and payable on the Shares of the Company may under the current laws and regulations of the Cayman Islands be paid to the Depositary, and where they are to be paid from the Cayman Islands are freely transferable out of the Cayman Islands; there is no exchange control legislation under Cayman Islands law and accordingly there are no exchange control regulations imposed under Cayman Islands law;

(xix) The Restructuring Agreements do not contain any terms or provisions which would: (A) contravene any of the terms or provisions of the Company’s Memorandum and Articles or any law, public rule or regulation applicable to the Company in the Cayman Islands currently in force; and (B) violate, or conflict with or necessitate the breach of any existing order or decree of any governmental authority or agency or official body within the Cayman Islands;

(xx) Under the Company’s Memorandum and Articles and Cayman Islands law, the Directors of the Company may, in their absolute discretion, decline to register any transfer of Shares; accordingly, the Company’s instruction to its registrar not to register The Bank of New York as a transferee of Shares for 180 days does not contravene any provision of applicable law or statute, rule or regulation in the Cayman Islands, provided that the Directors acted in good faith in the best interests of the Company in causing the Company to give such instruction;

(xxi) The Company is not entitled to any immunity under the laws of the Cayman Islands whether characterized as sovereign immunity or otherwise for any legal proceedings in the Cayman Islands to enforce or to collect upon this Agreement and the Deposit Agreement; the waiver by the Company to immunity is a valid and binding obligation of the Company under the laws of the Cayman Islands;

(xxii) The indemnification and contribution provisions set forth in section 8 of this Agreement and Section 5.8 of the Deposit Agreement do not contravene the public policy or laws of the Cayman Islands;

(xxiii) So far as the law of the Cayman Islands is concerned, this Agreement and the Deposit Agreement are each in proper form under the laws of the Cayman Islands for the enforcement thereof against the Company, subject in so far as such enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, readjustment of debts or moratorium or other laws of general application relating to or affecting the rights of creditors or by general principles of equity;

(xxiv) We have reviewed the register of members of the Company; as of such Time of Delivery, there are no entries or notations indicating any third-party interests, including any security interest, on the register of members of the Company;

(xxv) The Underwriters will not be treated as resident, domiciled or carrying on or transacting business or subject to taxation in the Cayman Islands or in violation of any law thereof solely by reason of the negotiation, preparation or execution of this Agreement or the entering into of or the exercise of their rights or the performance of their obligations under this Agreement;

(xxvi) The Underwriters will not be required to be licensed, qualified or otherwise entitled to carry on business in the Cayman Islands in order to enforce their rights under, or as a consequence of the execution, delivery and performance of this Agreement;

(xxvii) The summaries of the Memorandum and Articles of Association of the Company and of relevant Cayman Islands company law contained in the Prospectus are true, accurate and complete in the context in which they appear;

(xxviii) The form of certificate used to evidence the Shares complies in all material respects with applicable statutory requirements of the Cayman Islands and the Company’s Memorandum and Articles of Association; and

(xxix) There are no restrictions under Cayman Islands law which would prevent the Company from paying dividends to shareholders in U.S. dollars or any other currency;

In giving such opinion, such counsel may state that with respect to all matters of United States federal and New York law they have relied upon the opinions of United States counsel for the Company delivered pursuant to paragraph (d) of this Section 7 and (B) with respect to all matters of PRC law they have relied upon the opinions of PRC counsel for the Company delivered pursuant to paragraph (e) of this Section 7;

(g) Maples and Calder, BVI counsel for the Company shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

(i) Baidu Holdings is a limited liability company duly incorporated under the British Virgin Islands International Business Companies Act, 1984 (as amended), in good standing at the Registry of Corporate Affairs and validly existing under the laws of the British Virgin Islands, and possesses the capacity to sue and be sued in its own name;

(ii) Based solely on such counsel’s inspection of the High Court Registry from the date of incorporation of Baidu Holdings there were no actions or petitions pending against Baidu Holdings in the High Court of the British Virgin Islands as at close of business in the British Virgin Islands on [ ] August 2005;

(iii) On the basis of the searches conducted by such counsel at the Registry of Corporate Affairs and at the High Court Registry, no currently valid order or resolution for the winding-up of Baidu Holdings and no current notice of appointment of a receiver over Baidu Holdings, or any of its assets, appears on the records maintained in respect of Baidu Holdings; it should however be noted that it is not a requirement that notice of appointment of a receiver be registered with the Registry of Corporate Affairs or the High Court Registry or any other public body in the British Virgin Islands; the registered agent’s certificate states that the registered agent is not aware that any liquidation, dissolution or insolvency proceedings have been commenced against Baidu Holdings or that a receiver has been appointed over Baidu Holdings or any of its assets;

(iv) The search at the Registry of Corporate Affairs by such counsel did not reveal the existence of a Register of Mortgages, Charges and Other Encumbrances. A Register of Mortgages, Charges and Other Encumbrances may, however, be maintained at Baidu Holdings’ registered office without a copy necessarily being filed at the Registry of Corporate Affairs; the registered agent’s certificate states that Baidu Holdings does not maintain a Register of Mortgages Charges and Other Encumbrances at Baidu Holdings’ Registered Office;

(v) All dividends and other distributions declared and payable on the shares of Baidu Holdings may under the current laws and regulations of the British Virgin Islands be paid to the Company, and where they are to be paid from the British Virgin Islands are freely transferable out of the British Virgin Islands; there are no exchange control legislation under British Virgin Islands law and accordingly there are no exchange control regulations imposed under British Virgin Islands law;

(vi) No authorizations, consents, approvals, licenses, validations or exemptions are required by law from any governmental authorities or agencies or other official bodies in the British Virgin Islands in connection with the issue and sale or transfer of any shares by Baidu Holdings;

(vii) There are no income, corporate, capital gains, estate, inheritance, gift, withholding, stamp, issuance or transfer taxes, imposts or duties payable under the laws of the British Virgin Islands in respect of the issuance and sale of the shares by Baidu Holdings or the payment of dividends and other distributions declared and payable on the shares owned by Baidu Holdings; and

(viii) The indemnification and contribution provisions set forth in Section 8 of this Agreement and Section 5.8 of the Deposit Agreement do not contravene the public policy or laws of the British Virgin Islands;

In giving such opinion, such counsel may state that with respect to all matters of United States federal and New York law they have relied upon the opinions of United States counsel for the Company delivered pursuant to paragraph (d) of this Section 7 and (B) with respect to all matters of PRC law they have relied upon the opinions of PRC counsel for the Company delivered pursuant to paragraph (e) of this Section 7;

(h) Emmet, Marvin & Martin, LLP, Counsel for the Depositary, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

(i) The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a valid and binding agreement of the Depositary enforceable against the Depositary in accordance with its terms, except as enforcement of it may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general application relating to or affecting creditors’ rights and by general principles of equity;

(ii) Upon execution and delivery by the Depositary of ADRs evidencing the ADSs against the deposit of Shares in accordance with the provisions of the Deposit Agreement, the ADSs will be validly issued and will entitle the holders of the ADSs to the rights specified in those ADRs and in the Deposit Agreement; and

(iii) The legal entity for the issuance of ADRs filed a registration statement for the ADSs on Form F-6 under the Act and the staff of the Commission has informed such counsel that the Commission declared that registration statement effective and, to the best of such counsel’s knowledge after due inquiries, no stop order suspending the effectiveness of the ADS Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the ADS Registration Statement, and each amendment as of their respective effective dates, complied as to form in all material respects with the requirements of the Act and the rules and regulations thereunder;

In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside the United States and in rendering the opinion in subparagraph (ii) such counsel may rely upon a certificate of such Selling Shareholder in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on, the Shares and the ADSs sold by such Selling Shareholder, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate;

(i) East Associates, special PRC patent and intellectual property counsel for the Company shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

(i) Under PRC patent laws and regulations, including the Provisional Examination Rules on Invention Patent Relating to Business Methods (collectively, “PRC Patent Laws”), in order for a patent to be issued, the proposed technology must meet three criteria: (i) solve a technical problem, (ii) employ a technical method and (iii) achieve a technical result. A “pay-for-performance” online bidding system for priority placement of links in keyword search results (“P4P”), including the Company’s P4P platform as described in the Prospectus, is categorized as a form of technology relating to a business method under PRC Patent Laws. A P4P platform does not meet the foregoing requirements and is therefore not patentable under PRC Patent Laws. As of the date of such Time of Delivery, no patents relating to a P4P platform have issued in the PRC;

(ii) The Company possesses valid licenses in full force and effect or otherwise has the legal right to use all patents, patent rights and inventions currently employed by it, and the Company has not received any notice of infringement of or conflict with, and to the best of our knowledge after due inquiries, there is no infringement of or conflict with, asserted rights of others with respect to the Company’s patent which could reasonably be expected to result in a material adverse effect of the Company;

(iii) The technologies, products, services and processes of the Company that are material to its business, including search engine technology, P4P billing systems, P4P customer service system, link-analysis and relevance ranking technology, web crawling techniques, anti-spamming technology, word segmentation, contextual promotion technology and query-based search communities, do not infringe on any patent rights of any third parties. To the best of our knowledge after due inquiries, there is no patent-based claim or action, pending or threatened, which affects or could affect the rights of the Company with respect to any of the Company’s technologies, products, services and processes; and

(iv) No facts have come to our attention to cause us to believe that the portions of the Registration Statement and the Prospectus included therein under the captions “Risk Factors—Risks Related to Our Business—We may face intellectual property infringement claims and other related claims, particularly in light of the recent Grokster decision, that could be time-consuming and costly to defend and may result in our inability to continue providing our existing services” and “Risk Factors—Risks Related to Our Business—We may be subject to patent infringement claims with respect to our P4P platform,” to the extent that such statements contained therein relate to PRC patent laws, at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(j) Commerce & Finance Law Offices, PRC counsel for the Company, shall have furnished to you their written opinion on the Company’s provision of search engine service, dated such Time of Delivery, in form and substance satisfactory to you;

(k) Latham & Watkins LLP, United States counsel for the Selling Shareholders, Commerce & Finance Law Offices, PRC counsel for the Selling Shareholders, Walkers, BVI counsel for CMT CV-BO Limited and Maples and Calder, BVI counsel for the Selling Shareholders shall each have furnished to you their written opinion on the Selling Shareholders, dated such Time of Delivery, in form and substance satisfactory to you;

(l) On the date of the Prospectus of a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Ernst & Young shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex III hereto;

(m) (i) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock, short-term debt or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its Subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares and the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(n) A certificate of an Attorney-in-Fact on behalf of each Selling Shareholder, dated as of the First Time of Delivery, to the effect that (A) the representations and warranties in Section 1(b) hereof are true and correct with the same force and effect as though expressly made at and as of such First Time of Delivery, and (B) each Selling Shareholder has complied in all material respects with all agreements and satisfied all conditions contained herein on its part to be performed or satisfied at or prior to the First Time of Delivery;

(o) On the date of the Prospectus of a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, the Chief Financial Officer of the Company shall have furnished to you a certificate, dated the date of delivery thereof, in form and substance satisfactory to you;

(p) Certificates in negotiable form representing all of the Shares to be sold by such Selling Shareholder hereunder will be placed in custody with the Hong Kong office of The Hongkong and Shanghai Banking Corporation Limited, as custodian for the Depositary;

(q) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities or preferred stock, if any, by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities or preferred stock;

(r) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Nasdaq National Market, the New York Stock Exchange or the London Stock Exchange, (ii) a suspension or material limitation in trading in the Company’s securities on the Nasdaq National Market, (iii) a general moratorium on commercial banking activities in New York, London, the PRC or the Cayman Islands declared by the relevant authorities, or a material disruption in commercial banking or securities settlement or clearance services in the United States, the United Kingdom, the PRC or the Cayman Islands, (iv) a change or development involving a prospective change in taxation affecting the Company, any of its Subsidiaries or the Shares or the ADSs or the transfer thereof, (v) the outbreak or escalation of hostilities involving the United States, the United Kingdom the PRC or the Cayman Islands or the declaration by the United States, the United Kingdom, the PRC or the Cayman Islands of a national emergency or war or (vi) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions or currency exchange rates or controls in the United States, the United Kingdom, the PRC, the Cayman Islands or elsewhere, if the effect of any such event specified in clause (v) or (vi) in the sole judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares and the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(s) The ADSs to be sold by the Company and the Selling Shareholders at such Time of Delivery shall have been duly included for quotation on Nasdaq;

(t) The Depositary shall have furnished or caused to be furnished to you at such Time of Delivery certificates satisfactory to you evidencing the deposit with it of the Shares being so deposited against issuance of ADRs evidencing the ADSs to be delivered by the Company and the Selling Shareholders at such Time of Delivery, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such ADSs pursuant to the Deposit Agreement;

(u) Each party set forth in Schedule III attached hereto shall have entered into an agreement (each a “Lock-up Agreement”) in substantially the form attached hereto as Annex I or Annex II, as the case may be;

(v) The Company shall have complied with the provisions of Section 5(a)(iii) hereof with respect to the furnishing of Prospectuses on the New York Business Day next succeeding the date of this Agreement;

(w) The Company and the Selling Shareholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Shareholders, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Shareholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Shareholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (m) of this Section, and as to such other matters as you may reasonably request;

(x) All of the shares of Preferred Stock have been converted into Ordinary Shares in accordance with the terms of the Preferred Stock; and

(y) The Company has entered into a side letter agreement with the Depositary instructing the Depositary not to accept any shareholder’s deposit of any Ordinary Shares in the Company’s ADR facility or issue any new ADRs evidencing the ADSs during the Lock-Up Period.

8. (a) The Company and the Covered Person, severally but not jointly, will indemnify and hold harmless each Underwriter against any losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (collectively, “Damages”), to which such Underwriter may become subject, under the Act or otherwise, insofar as such Damages that arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the ADS Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company, the Covered Person shall not be liable in any such case to the extent that any such Damages that arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the ADS Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein. Notwithstanding the foregoing, in no event shall the Covered Person be liable or responsible for any amount in excess of the gross proceeds applicable to the Shares sold by the Covered Person pursuant to the transactions contemplated hereby.

(b) The Company agrees to indemnify and hold harmless the Underwriters from and against any and all Damages (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed ADSs that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than the Damages that are finally judicially determined to have resulted from the bad faith or gross negligence of the Underwriters.

(c) Each of the Selling Shareholders will, severally and not jointly, indemnify and hold harmless each Underwriter against any Damages that arise out of or are based upon an untrue statement of a material fact contained in any Preliminary Prospectus as of its date, the Registration Statement as of its effective date, the ADS Registration

Statement as of its effective date or the Prospectus as of its date, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case only to the extent that such untrue statement or omission is relating to such Selling Shareholder, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Selling Shareholders shall not be liable in any such case to the extent that any such Damages that arise out of or are based upon an untrue statement or omission made in any Preliminary Prospectus, the Registration Statement, the ADS Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein. Notwithstanding the foregoing, in no event shall any Selling Shareholder be liable or responsible for any amount in excess of the gross proceeds applicable to the Shares sold by such Selling Shareholder pursuant to the transactions contemplated hereby.

(d) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Covered Person and each Selling Shareholder against any Damages to which the Company, the Covered Person or such Selling Shareholder may become subject, under the Act or otherwise, insofar as such Damages that arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the ADS Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the ADS Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company, the Covered Person and each Selling Shareholder for any legal or other expenses reasonably incurred by the Company, the Covered Person or such Selling Shareholder in connection with investigating or defending any such action or claim as such expenses are incurred.

(e) Promptly after receipt by an indemnified party under subsection (a), (b), (c) or (d) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of such indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(f) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b), (c) or (d) above in respect of any Damages referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Damages in such proportion as is appropriate to reflect the relative benefits received by the Company, the Covered Person and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the ADSs. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (e) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Covered Person and the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Covered Person and the Selling Shareholders on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering of the ADSs purchased under this Agreement (before deducting expenses) received by the Company, the Covered Person and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters with respect to the ADSs purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Covered Person or the Selling Shareholders on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Covered Person, each of the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (f). The amount paid or payable by an indemnified party as a result of the Damages referred to above in this subsection (f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (f) to contribute are several in proportion to their respective underwriting obligations and not joint.

(g) The obligations of the Company, the Covered Person and the Selling Shareholders under this Section 8 shall be in addition to any liability which the Company and the Covered Person and Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to the respective affiliates of each Underwriter and to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and any Selling Shareholder and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act.

9. (a) If any Underwriter shall default in its obligation to purchase the ADSs which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such ADSs on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such ADSs, then the Company and the Selling Shareholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such ADSs on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholders that you have so arranged for the purchase of such ADSs, or the Company and the Selling Shareholders notify you that they have so arranged for the purchase of such ADSs, you or the Company and the Selling Shareholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such ADSs.

(b) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the ADSs to be purchased at such Time of Delivery, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of ADSs which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of ADSs which such Underwriter agreed to purchase hereunder) of the ADSs of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by you or the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased exceeds one-eleventh of the aggregate number of all of the ADSs to be purchased at such Time of Delivery, or if the Company and the Selling Shareholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase ADSs of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase, and of the Company and the Selling Shareholders to sell, the Optional ADSs) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Shareholders, except for the expenses to be borne by the Company and the Selling Shareholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, or any controlling person, and shall survive delivery of and payment for the ADSs.

11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Selling Shareholders shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason any ADSs are not delivered by or on behalf of the Company and the Selling Shareholders as provided herein, the Company and each of the Selling Shareholders pro rata (based on the number of ADSs to be sold by the Company and such Selling Shareholder hereunder) will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the ADSs not so delivered, but the Company and the Selling Shareholders shall then be under no further liability to any Underwriter in respect of the ADSs not so delivered except as provided in Sections 6 and 8 hereof.

12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by the Representatives as representatives of the several Underwriters.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives in care of (A) Goldman Sachs (Asia) L.L.C., 68th Floor, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong, Attention: Special Execution Group; and (B) Credit Suisse First Boston LLC, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Transactions Advisory Group; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Robin Yanhong Li; provided, however, that any notice to an Underwriter pursuant to Section 8 (c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Selling Shareholders and the Controlling Shareholders, as the case may be, and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company, the Selling Shareholders and the Controlling Shareholders, as the case may be, and each person who controls the Company, the Selling Shareholders and the Controlling Shareholders, as the case may be, or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the ADSs from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

14. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding against the Company or the Selling Shareholders or the Controlling Shareholders brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Company, the Selling Shareholders and the Controlling Shareholders irrevocably waives any immunity to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on this Agreement or the transactions contemplated hereby which is instituted in any New York Court or in any competent court in the Cayman Islands. Each of the Company, the Selling Shareholders listed on Schedule II hereto and the Controlling Shareholders has appointed CT Corporation System, New York, New York, as its authorized agent (the “Authorized Agent”) upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Each of the Company, the Selling Shareholders listed on Schedule II hereto and the Controlling Shareholders represents and warrants that the Authorized Agent has agreed to act as such agent for service at process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company, the Selling Shareholders listed on Schedule II hereto and the Controlling Shareholders shall be deemed, in every respect, effective service of process upon the Company, the Selling Shareholders listed on Schedule II hereto and the Controlling Shareholders.

15. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the “judgment currency”) other than United States dollars, the Company, the Selling Shareholders and the Controlling Shareholders as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company, the Selling Shareholders and the Controlling Shareholders, as the case may be, and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

16. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business. The Company acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith each Underwriter is acting as a principal and not the agent or fiduciary of the Company, (iii) no Underwriter has assumed an advisory responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

17. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

18. The Company and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

19. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

20. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

21. Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any person the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company, each of the Selling Shareholders and the Controlling Shareholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company, the Selling Shareholders and the Controlling Shareholders for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

Baidu.com, Inc.

By:
Name:	Robin Yanhong Li
Title:	Chairman and Chief Executive Officer

Controlling Shareholders

By:
Name:	Robin Yanhong Li

By:
Name:	Eric Yong Xu

Selling Shareholders

By:
Name:	Robin Yanhong Li
Title:	Attorney-In-Fact for Selling Shareholders

Accepted as of the date hereof [at             ,             :]

Goldman Sachs (Asia) L.L.C.

Credit Suisse First Boston LLC

By:
(Goldman Sachs (Asia) L.L.C.)

By:
(Credit Suisse First Boston LLC)

On behalf of each of the Underwriters

SCHEDULE I

Underwriter	Total Number of Firm ADSs to be Purchased	Number of Optional ADSs to be Purchased if Maximum Option Exercised

Goldman Sachs (Asia) L.L.C.

Credit Suisse First Boston LLC

Piper Jaffray & Co.

Total

2

SCHEDULE II

	Total Number of Firm ADSs to be Sold	Number of Optional ADSs to be Sold if Maximum Option Exercised
The Company

The Selling Shareholders:

Integrity Partners IV, LLC.

Integrity Partners V, LLC

Peninsula Capital Fund I, LLC

IDG Technology Venture Investments L.P.

CMT CV-BD Limited (BVI)

Robin Yanhong Li

Melissa Ma

Eric Yong Xu

Alice J. Chen

Jianguo Liu

Ming Lei

William Chang

Total

3

SCHEDULE III

Parties to the Lock-Up Agreements

Parties to 180-Day Lock-Up Agreement:

Venture TDF Technology Fund III LP

China Equity International Holding Company

Limited

Swiftcurrent Offshore, Ltd.

Shawn Wang

Hongbo Zhu

Dong Liang

Jianguo Liu

Jixun Foo

Asad Jamal

Scott Walchek

Greg Penner

Prosperous Location Limited

Google Inc.

Parties to Extended Lock-Up Agreement:

Robin Yanhong Li

Eric Yong Xu

Draper Fisher Jurvetson ePlanet Ventures, L.P.

Draper Fisher Jurvetson ePlanet Ventures GmbH

& Co. KG

Draper Fisher Jurvetson ePlanet Ventures Partners

Fund, LLC

Integrity Partners IV, LLC

Peninsula Capital Fund I, LLC

IDG Technology Venture Investments L.P

4

ANNEX I

Form of 180-Day Lock-Up Agreement

                        , 2005

Goldman Sachs (Asia) L.L.C.

68th Floor, Cheung Kong Center,

2 Queen’s Road Central,

Hong Kong

Credit Suisse First Boston LLC

Eleven Madison Avenue,

New York, N.Y. 10010-3629

Re: Baidu.com, Inc. – Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the “Representatives”), propose to enter into an Underwriting Agreement on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”) with Baidu.com, Inc., a company incorporated in the Cayman Islands (the “Company”), providing for a public offering (the “Offering”) of the American Depositary Shares of the Company (the “ADSs”) representing ordinary shares at par value US$0.00005 per share (the “Ordinary Shares”) of the Company pursuant to a Registration Statement on Form F-1 to be filed with the United States Securities and Exchange Commission (the “SEC”).

In consideration of the agreement by the Underwriters to offer and sell the ADSs, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during a period of 180 days from the date of the final Prospectus covering the public offering of the ADSs (the “Lock-Up Period”), the undersigned will not (i) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, directly or indirectly, or cause the Company to file with the SEC a registration statement under the Securities Act of 1933 relating to, any shares of Ordinary Shares or ADSs, or any securities of the Company that are substantially similar to the Ordinary Shares or ADSs, including but not limited to any securities that are convertible into or exchangeable or exercisable for, or that represent the right to receive, any shares of Ordinary Shares or ADSs, owned directly by the undersigned (including holding as custodian) immediately after the completion of the Offering or thereafter acquired by the undersigned, or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the “Undersigned’s Shares”), (ii) enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such Undersigned’s Shares, whether any of these transactions are to be settled by delivery of such Undersigned’s Shares or other securities, in cash or otherwise, or (iii) publicly disclose the intention to make any offer,

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sale, pledge, disposition or filing, without the prior written consent of the Representatives. However, in the event that either (x) during the last 17 days of the Lock-Up Period the Company issues earnings results or material news or a material event relating to the Company occurs; or (y) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Lock-Up Agreement shall be extended until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of the material news or event, as applicable, unless the Representatives waive, in writing, such an extension.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts to a charitable organization, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein as if the undersigned continued to own the Undersigned Shares as transferred, and provided further that any such transfer shall not involve a disposition for value, (iii) to any immediate family member of the undersigned, provided that the immediate family member of the undersigned agrees to be bound in writing by the restrictions set forth herein as if the undersigned continued to own the Undersigned Shares as transferred, and provided further that any such transfer shall not involve a disposition for value, or (iv) with the prior written consent of the Representatives. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the capital stock of the Company to any wholly owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Lock-Up Agreement and there shall be no further transfer of such capital stock except in accordance with this Lock-Up Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clause (i), (ii), (iii), or (iv) above of this paragraph, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.

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The undersigned understands that the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

Very truly yours,

Exact Name of Shareholder

Authorized Signature

Title

7

ANNEX II

Form of Extended Lock-Up Agreement

                        , 2005

Goldman Sachs (Asia) L.L.C.

68th Floor, Cheung Kong Center,

2 Queen’s Road Central,

Hong Kong

Credit Suisse First Boston LLC

Eleven Madison Avenue,

New York, N.Y. 10010-3629

Re: Baidu.com, Inc. – Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the “Representatives”), propose to enter into an Underwriting Agreement on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”) with Baidu.com, Inc., a company incorporated in the Cayman Islands (the “Company”), providing for a public offering (the “Offering”) of the American Depositary Shares of the Company (the “ADSs”) representing ordinary shares at par value US$0.00005 per share (the “Ordinary Shares”) of the Company pursuant to a Registration Statement on Form F-1 to be filed with the United States Securities and Exchange Commission (the “SEC”).

In consideration of the agreement by the Underwriters to offer and sell the ADSs, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during a period of 180 days from the date of the final Prospectus covering the public offering of the ADSs (the “Initial Lock-Up Period”), the undersigned will not (i) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, directly or indirectly, or cause the Company to file with the SEC a registration statement under the Securities Act of 1933 relating to, any shares of Ordinary Shares or ADSs, or any securities of the Company that are substantially similar to the Ordinary Shares or ADSs, including but not limited to any securities that are convertible into or exchangeable or exercisable for, or that represent the right to receive, any shares of Ordinary Shares or ADSs, owned directly by the undersigned (including holding as custodian) immediately after the completion of the Offering or thereafter acquired by the undersigned, or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the “Undersigned’s Shares”), (ii) enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such Undersigned’s Shares, whether any of these transactions are to be settled by delivery of such Undersigned’s Shares or other securities, in cash or otherwise, or (iii) publicly disclose the intention to make any offer, sale, pledge, disposition or filing, without the prior written consent of the Representatives.

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The undersigned further agrees to be subject to certain restrictions for an additional 540-day period commencing on the date of the expiration of the Initial Lock-Up Period (the “Extended Lock-Up Period”). Commencing on the date of the expiration of the Initial Lock-Up Period and at the beginning of each 180-day period thereafter (each a “180-Day Period”) until the expiration of the Extended Lock-Up Period, 25% of the Undersigned Shares held immediately after the completion of the Offering (the “Released Shares”) will be released from the restrictions set forth in clauses (i), (ii) and (iii) of the above paragraph. Each of the Initial Lock-Up Period and a 180-Day Period is referred to as a “Lock-Up Period.”

Notwithstanding the foregoing, in the event that either (x) during the last 17 days of the relevant Lock-Up Period the Company issues earnings results or material news or a material event relating to the Company occurs; or (y) prior to the expiration of the relevant Lock-Up Period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the relevant Lock-Up Period, the Released Shares for that Lock-Up Period will be subject to the restrictions set forth in clauses (i), (ii) and (iii) of the above paragraph for a 18-day period beginning on the date of the release of the earnings results or the occurrence of the material news or event, as applicable, unless the Representatives waive, in writing, such an extension. For the avoidance of doubt, the Extended Lock-Up Period shall not exceed a total of 558 days (i.e., the 540-day period of the Extended Lock-Up Period plus the 18-day restricted period discussed above with respect to the final Lock-Up Period, if applicable).

The 25% limit for each 180-Day Period is cumulative, such that if the undersigned does not sell or transfer the 25% Released Shares from a previous 180-Day Period, any unsold or non-transferred Released Shares will roll over and may be sold or transferred at any time in the future, together with all other accumulated Released Shares from previous periods. The undersigned agrees that all transfers or sales of Released Shares will be conducted in accordance with applicable securities laws. For purposes of determining the Undersigned Shares, share ownership includes (i) the number of shares owned directly by the undersigned (including holding as custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC and (ii) the number of shares issuable upon the assumed exercise of all options held by the undersigned immediately after the completion of the Offering.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts to a charitable organization, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein as if the undersigned continued to own the Undersigned Shares as transferred, and provided further that any such transfer shall not involve a disposition for value, (iii) to any immediate family member of the undersigned, provided that the immediate family member of the undersigned agrees to be bound in writing by the restrictions set forth herein as if the undersigned continued to own the Undersigned Shares as transferred, and provided further that any such transfer shall not involve a disposition for value, or (iv) with the prior written consent of the Representatives. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the capital stock of the Company to any wholly owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Lock-Up

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Agreement and there shall be no further transfer of such capital stock except in accordance with this Lock-Up Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clause (i), (ii), (iii), or (iv) above of this paragraph, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.

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The undersigned understands that the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

Very truly yours,

Exact Name of Shareholder

Authorized Signature

Title

11

ANNEX III

[Form of Comfort Letter]

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